UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

__________________________________________

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QCR Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 1, 2016

Dear Fellow Stockholder:

On behalf of the board of directors and management of QCR Holdings, Inc., we cordially invite you to attend the annual meeting of stockholders of QCR Holdings, Inc., to be held at 8:00 a.m., local time, on Friday, May 13, 2016, within the lobby of Quad City Bank and Trust Company, at the corporate offices of QCR Holdings, located at 3551 Seventh Street, Moline, Illinois 61265.

This year we are again using the Securities and Exchange Commission rule that allows us to furnish our proxy statement, 2015 Annual Report and proxy card to stockholders over the internet. This means our stockholders will receive only a notice containing instructions on how to access the proxy materials over the internet and vote online. If you receive this notice but would still like to request paper copies of the proxy materials, please follow the instructions on the notice or on the website referred to on the notice. By delivering proxy materials electronically to our stockholders, we can reduce the costs of printing and mailing our proxy materials. Please visit http://www.proxyvote.com for more information about the electronic delivery of proxy materials.

There are a number of proposals to be considered at this meeting. Our stockholders will be asked to: (i) elect five persons to serve as Class II directors; (ii) approve, in a non-binding, advisory vote, the compensation of certain executive officers, which is referred to as a “say-on-pay” proposal; (iii) approve the QCR Holdings, Inc. 2016 Equity Incentive Plan; (iv) to ratify an amendment to the Amended and Restated Rights Agreement; and (v) ratify the appointment of RSM US LLP (formerly known as McGladrey LLP) as our independent registered public accounting firm for the year ending December 31, 2016.

We recommend that you vote your shares for the director nominees and for all of the other proposals presented at the annual meeting.

We encourage you to attend the meeting in person. Regardless of whether you plan to attend the meeting, you should vote by following the instructions provided on the notice as soon as possible. This will assure that your shares are represented at the meeting.

At the meeting, we will also report on our operations and the outlook for the year ahead.

We look forward to seeing you and visiting with you at the meeting.

Very truly yours,

Douglas M. Hultquist
James J. Brownson	President and Chief Executive Officer
Chair of the Board

PARENT COMPANY OF:   QUAD CITY BANK & TRUST   CEDAR RAPIDS BANK & TRUST   ROCKFORD BANK & TRUST   COMMUNITY BANK & TRUST   m2 LEASE FUNDS

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 13, 2016

To the Stockholders of QCR Holdings, Inc.:

The annual meeting of stockholders of QCR Holdings, Inc., a Delaware corporation, will be held within the lobby of Quad City Bank and Trust Company, at our corporate office, located at 3551 Seventh Street, Moline, Illinois 61265, on Friday, May 13, 2016, at 8:00 a.m., local time, for the following purposes:

1.	to elect five Class II directors until the regular annual meeting of stockholders in 2019 and until their successors are elected and have qualified;
2.	to approve, in a non-binding, advisory vote, the compensation of certain executive officers, which is referred to as a “say-on-pay” proposal;
3.	to approve the QCR Holdings, Inc. 2016 Equity Incentive Plan;
4.	to ratify an amendment to the Amended and Restated Rights Agreement, between QCR Holdings, Inc. and Quad City Bank and Trust Company;
5.	to ratify the appointment of RSM US LLP (formerly known as McGladrey LLP) as QCR Holdings’s independent registered public accounting firm for the fiscal year ending December 31, 2016; and
6.	to transact such other business as may properly be brought before the meeting and any adjournments or postponements of the meeting.

The board of directors has fixed the close of business on March 23, 2016, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. In the event there is an insufficient number of votes for a quorum or to approve any of the proposals at the time of the annual meeting, the meeting may be adjourned or postponed in order to permit the further solicitation of proxies.

By order of the Board of Directors

Cathie S. Whiteside
Executive Vice President,

Corporate Strategy, Human Resources and Branding

Secretary

Moline, Illinois
April 1, 2016

PARENT COMPANY OF:   QUAD CITY BANK & TRUST   CEDAR RAPIDS BANK & TRUST   ROCKFORD BANK & TRUST   COMMUNITY BANK & TRUST   m2 LEASE FUNDS

PROXY STATEMENT

QCR Holdings, Inc., a Delaware corporation (“QCR Holdings”), is the holding company for Quad City Bank and Trust Company, Cedar Rapids Bank and Trust Company, and Rockford Bank and Trust Company. Quad City Bank and Trust is an Iowa banking association located in Bettendorf and Davenport, Iowa and in Moline, Illinois. Quad City Bank and Trust owns m2 Lease Funds, LLC, a Wisconsin limited liability company based in Milwaukee, Wisconsin, that is engaged in the business of leasing machinery and equipment to businesses under direct financing lease contracts. Cedar Rapids Bank and Trust is an Iowa banking association located in Cedar Rapids, Cedar Falls and Waterloo, Iowa. Rockford Bank and Trust is an Illinois state bank located in Rockford, Illinois. QCR Holdings also owns all of the common stock of five business trust subsidiaries that were created to issue trust preferred securities. When we refer to our “subsidiary banks” in this proxy statement, we are collectively referring to Quad City Bank and Trust, Cedar Rapids Bank and Trust, and Rockford Bank and Trust. When we refer to our “subsidiaries” in this proxy statement, we are collectively referring to our subsidiary banks, as well as our other subsidiaries and business trusts.

This proxy statement is furnished in connection with the solicitation by the board of directors of QCR Holdings of proxies to be voted at the annual meeting of stockholders to be held within the lobby of Quad City Bank and Trust Company, at our corporate office, located at 3551 Seventh Street, Moline, Illinois 61265, on Friday, May 13, 2016, at 8:00 a.m., local time, and at any adjournments or postponements of the meeting. This proxy statement and the accompanying form of proxy are first being transmitted or delivered to stockholders of QCR Holdings on or about April 1, 2016, together with our 2015 Annual Report to stockholders.

The following is information regarding the meeting and the voting process, and is presented in a question and answer format.

Why did I receive access to the proxy materials?

We have made the proxy materials available to you over the internet because on March 23, 2016, the record date for the annual meeting, you owned shares of QCR Holdings common stock. This proxy statement describes the matters that will be presented for consideration by the stockholders at the annual meeting. It also gives you information concerning those matters to assist you in making an informed decision.

The board is asking you to give us your proxy. Giving us your proxy means that you authorize another person or persons to vote your shares of our common stock at the annual meeting in the manner you direct. If you vote using one of the methods described herein, you appoint the proxy holder as your representative at the meeting, who will vote your shares as you instruct, thereby assuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should vote by proxy in advance of the meeting in case your plans change.

If you sign and return your proxy card or vote over the internet or by telephone and an issue comes up for a vote at the meeting that is not identified in the proxy materials, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her judgment.

Why did I receive a notice regarding the internet availability of proxy materials instead of paper copies of the proxy materials?

We are using the Securities and Exchange Commission notice and access rule that allows us to furnish our proxy materials over the internet to our stockholders instead of mailing paper copies of those materials to each stockholder. As a result, beginning on or about April 1, 2016, we sent our stockholders by mail a notice containing instructions on how to access our proxy materials over the internet and vote online. This notice is not a proxy card and cannot be used to vote your shares. If you received a notice this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the notice or on the website referred to on the notice.

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What matters will be voted on at the meeting?

You are being asked to vote on:

•  the election of five Class II directors for a term expiring in 2019;

•  a non-binding, advisory proposal to approve the compensation of certain executive officers, which is referred to as a “say-on-pay” proposal;

•  the QCR Holdings, Inc. 2016 Equity Incentive Plan (the “2016 Equity Incentive Plan”);

•  the ratification of an amendment to the Amended and Restated Rights Agreement, dated May 7, 2013, between QCR Holdings and Quad City Bank and Trust Company, as Rights Agent (the “Rights Agreement”); and

•  the ratification of the selection of our independent registered public accountants.

If I am the record holder of my shares, how do I vote?

You may vote by telephone, by internet, by mail by completing, signing, dating and mailing the proxy card you received in the mail, if you received paper copies of the proxy materials, or in person at the meeting. If you vote using one of the methods described above, your shares will be voted as you instruct.

If you sign and return your proxy card or vote over the internet or by telephone without giving specific voting instructions, the shares represented by your proxy card will be voted “for” all nominees named in this proxy statement, and “for” each of the other proposals described in this proxy statement.

Although you may vote by mail, we ask that you vote instead by internet or telephone, which saves us postage and processing costs.

You may vote by telephone by calling the toll-free number specified on your notice or by accessing the internet website referred to on your notice, each by following the preprinted instructions on your notice. If you submit your vote by internet, you may incur costs, such as cable, telephone and internet access charges. Votes submitted by telephone or internet must be received by 11:59 p.m. EDT on Wednesday, May 11, 2016. The giving of a proxy by either of these means will not affect your right to vote in person if you decide to attend the meeting.

If you want to vote in person, please come to the meeting. We will distribute written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of a broker or other fiduciary (or in what is usually referred to as “street name”), you will need to arrange to obtain a legal proxy from that person or entity in order to vote in person at the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card, or vote by telephone or internet, in advance of the meeting just in case your plans change.

If I hold shares in the name of a broker or fiduciary, who votes my shares?

If you received access to these proxy materials from your broker or other fiduciary, your broker or fiduciary should have given you instructions for directing how that person or entity should vote your shares. It will then be your broker or fiduciary’s responsibility to vote your shares for you in the manner you direct.

Under the rules of various national and regional securities exchanges, brokers and fiduciaries generally may vote on routine matters, such as the ratification of the engagement of an independent public accounting firm, but may not vote on non-routine matters unless they have received voting instructions from the person for whom they are holding shares. The election of directors, the non-binding advisory proposal on executive compensation, the approval of the 2016 Equity Incentive Plan and the ratification of the amendment to the Rights Agreement are all non-routine matters, and consequently, your broker or fiduciary will not have discretionary authority to vote your shares on these matters. If your broker or fiduciary does not receive instructions from you on how to vote on these matters, your broker or fiduciary will return the proxy card to us, indicating that he or she does not have the authority to vote on these matters. This is generally referred to as a “broker non-vote” and may affect the outcome of the voting on those matters.

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We therefore encourage you to provide directions to your broker or fiduciary as to how you want your shares voted on all matters to be brought before the 2016 annual meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the meeting.

A number of banks and brokerage firms participate in a program that also permits stockholders to direct their vote by telephone or internet. If your shares are held in an account at such a bank or brokerage firm, you may vote your shares by telephone or internet by following the instructions on their enclosed voting form. If you submit your vote by internet, you may incur costs, such as cable, telephone and internet access charges. Voting your shares in this manner will not affect your right to vote in person if you decide to attend the meeting, however, you must first request a legal proxy from your broker or other fiduciary. Requesting a legal proxy prior to the deadline stated above will automatically cancel any voting directions you have previously given by internet or by telephone with respect to your shares.

What does it mean if I receive more than one notice card?

It means that you have multiple holdings reflected in our stock transfer records or in accounts with brokers. To vote all of your shares by proxy, please follow the separate voting instructions that you received for the shares of common stock held in each of your different accounts.

What if I change my mind after I vote?

If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

•  signing another proxy with a later date and returning that proxy to us;

•  timely submitting another proxy via the telephone or internet;

•  sending notice to us that you are revoking your proxy, to Shellee R. Showalter, SVP, Director of Investor Services, QCR Holdings, Inc., 3551 Seventh Street, Moline, IL 61265; or

•  voting in person at the meeting.

If you hold your shares in the name of your broker or through a fiduciary and desire to revoke your proxy, you will need to contact that person or entity to revoke your proxy.

How many votes do we need to hold the annual meeting?

A majority of the shares that are outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business.

Shares are counted as present at the meeting if the stockholder either is present in person at the meeting or has properly submitted a signed proxy card or other proxy.

On March 23, 2016, the record date, there were [11,8xx,xxx] shares of common stock outstanding. Therefore, at least [5,9xx,xxx] shares need to be present in person or by proxy at the annual meeting in order to hold the meeting and conduct business.

What happens if a nominee is unable to stand for election?

The board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than the number of nominees presented for election at the meeting. The board has no reason to believe any nominee will be unable to stand for election.

What options do I have in voting on each of the proposals?

You may vote “for” or “withhold authority to vote for” each nominee for director. You may vote “for,” “against” or “abstain” on each of the other proposals described in this proxy statement and on any other proposal that may properly be brought before the meeting.

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How many votes may I cast?

Generally, you are entitled to cast one vote for each share of stock you owned on the record date.

How many votes are needed for each proposal?

Our directors are elected by a plurality of the votes of the shares present in person or by proxy and entitled to vote and the five individuals receiving the highest number of votes cast “for” their election will be elected as Class II directors of QCR Holdings. A “withhold authority to vote for” and broker non-votes will have no effect on the election of any director at the annual meeting.

Approval of the say-on-pay proposal, the 2016 Equity Incentive Plan, the ratification of the amendment to the Rights Agreement, the ratification of the appointment of RSM US LLP as our independent registered public accounting firm, and, in general, any other proposals, must receive the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Abstentions will have the effect of voting against these proposals. On all matters, broker non-votes will not be counted as entitled to vote, but will count for purposes of determining whether or not a quorum is present.

Because the ratification of the say-on-pay proposal is advisory, the outcome of such vote will not be binding on the board of directors. Also, please remember that the election of directors, the approval of the 2016 Equity Incentive Plan, the ratification of the amendment to the Rights Agreement, and the non-binding, advisory proposal on executive compensation are each considered to be non-routine matters. As a result, if your shares are held by a broker or other fiduciary, it cannot vote your shares on these matters unless it has received voting instructions from you.

Where do I find the voting results of the meeting?

If available, we will announce voting results at the meeting. The voting results will also be disclosed on a Form 8-K that we will file within four business days after the annual meeting.

Who bears the cost of soliciting proxies?

We will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors or employees of QCR Holdings or of our subsidiaries may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

What is householding?

The Securities and Exchange Commission has issued rules regarding the delivery of proxy statements and information statements to households. These rules spell out the conditions under which annual reports, information statements, proxy statements, prospectuses and other disclosure documents of a particular company that would otherwise be mailed in separate envelopes to more than one person at a shared address may be mailed as one copy in one envelope addressed to all holders at that address (i.e., “householding”). To conserve resources and reduce expenses, we consolidate materials under these rules when possible.

However, because we are using the Securities and Exchange Commission notice and access rule for the annual meeting, we will not household our proxy materials or notices to stockholders of record sharing an address. This means that stockholders of record who share an address will each be mailed a separate notice of the proxy materials. However, certain brokerage firms, banks, or similar entities holding our common stock for their customers may household proxy materials or notices. Stockholders sharing an address whose shares of our common stock are held in street name should contact their broker if they now receive: (i) multiple copies of our proxy materials or notices and wish to receive only one copy of these materials per household in the future; or (ii) a single copy of our proxy materials or notice and wish to receive separate copies of these materials in the future. If at any time you would like to receive a paper copy of our Annual Report or proxy statement, please write to Shellee R. Showalter, SVP, Director of Investor Services, QCR Holdings, Inc., 3551 Seventh Street, Moline, IL 61265, or call us at (309) 736-3584.

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PROPOSAL 1:

ELECTION OF DIRECTORS

Our directors are divided into three classes having staggered terms of three years. At the annual meeting, stockholders will be asked to elect five Class II directors for a term expiring in 2019. The board has considered and nominated current directors Patrick S. Baird, Larry J. Helling, Douglas M. Hultquist, Mark C. Kilmer and Linda K. Neuman, to serve as Class II directors of QCR Holdings.

We have no knowledge that any of the nominees will refuse or be unable to serve, but if any of the nominees becomes unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting. Set forth below is information concerning the nominees for election and for each of the other persons whose terms of office will continue after the meeting, including age, year first elected a director and business experience during the previous five years.

Directors are elected by a plurality and the five individuals receiving the highest number of votes cast for their election will be elected as Class II directors. Our board of directors unanimously recommends that you vote your shares “FOR” all of the nominees for directors.

Name – (Age)	Director Since	Positions with QCR Holdings and Subsidiaries
NOMINEES
CLASS II (Term Expires 2019)
Patrick S. Baird - (Age 62)	2010	Vice Chair of the Board and Director of QCR Holdings; Vice Chair of the Board and Director of Cedar Rapids Bank and Trust; Director of m2 Lease Funds
Larry J. Helling - (Age 60)	2001	Director of QCR Holdings; President, Chief Executive Officer and Director of Cedar Rapids Bank and Trust; Director of Quad City Bank and Trust; Director of m2 Lease Funds
Douglas M. Hultquist - (Age 60)	1993	President, Chief Executive Officer and Director of QCR Holdings; Director of Quad City Bank and Trust; Director of Rockford Bank and Trust; Director of m2 Lease Funds
Mark C. Kilmer - (Age 57)	2004	Director of QCR Holdings; Chair of the Board and Director of Quad City Bank and Trust
Linda K. Neuman - (Age 67)	2013	Director of QCR Holdings, Vice Chair of the Board and Director of Quad City Bank and Trust

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Name – (Age)	Director Since	Positions with QCR Holdings and Subsidiaries
CONTINUING DIRECTORS
CLASS III (Term Expires 2017)
Michael L. Peterson - (Age 54)	2013	Director of QCR Holdings
Ronald G. Peterson - (Age 72)	1993	Director of QCR Holdings; Director of Quad City Bank and Trust
George T. Ralph III - (Age 56)	2015	Director of QCR Holdings; Chair of the Board and Director of Rockford Bank and Trust
Marie Z. Ziegler - (Age 58)	2008	Director of QCR Holdings; Director of Quad City Bank and Trust

Name - (Age)	Director Since	Positions with QCR Holdings and Subsidiaries
CONTINUING DIRECTORS
CLASS I (New Term Expires 2018)
John-Paul E. Besong - (Age 62)	2015	Director of QCR Holdings
James J. Brownson - (Age 70)	1997	Chair of the Board and Director of QCR Holdings
Lindsay Y. Corby - (Age 38)	2012	Director of QCR Holdings
Todd A. Gipple - (Age 52)	2009	Director of QCR Holdings; Executive Vice President, Chief Operating Officer, and Chief Financial Officer of QCR Holdings; Director of Quad City Bank and Trust; Director of Cedar Rapids Bank and Trust; Director of Rockford Bank and Trust
Donna J. Sorensen - (Age 66)	2009	Director of QCR Holdings; Chair of the Board and Director of Cedar Rapids Bank and Trust

All of our continuing directors and nominees will hold office for the terms indicated, or until their earlier death, resignation, removal, disqualification, or ineligibility due to exceeding age eligibility requirements (a person who has reached the age of 72 before the date of the annual meeting is not eligible for election to the board) and until their respective successors are duly elected and qualified. All of our executive officers hold office for a term of one year. There are no arrangements or understandings between any of the directors, executive officers or any other person pursuant to which any of our directors or executive officers have been selected for their respective positions. Messrs. Hultquist and Besong are directors of United Fire Group, Inc., a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Baird was a director of National Financial Partners Corp., a company subject to the reporting requirements of the Exchange Act, from October 2011 until July 2013. No other nominee or director has been a director of another company subject to the reporting requirements of the Exchange Act within the past five years.

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The business experience of each of the nominees and continuing directors for the past five years, as well as their qualifications to serve on the board, are as follows:

Patrick S. Baird is the retired President and Chief Executive Officer of AEGON USA, LLC, the U.S. subsidiary of the AEGON Insurance Group, a leading multinational insurance organization.  He continues to serve the company with certain projects and is currently assisting the company with its expansion activities in Latin America. Mr. Baird joined the AEGON USA companies in 1976, and during his career also served as Executive Vice President and Chief Operating Officer, Chief Financial Officer and Chief Tax Officer.  He is a graduate of the University of Iowa, and is a Certified Public Accountant (inactive).  Mr. Baird is a Commissioner for the Eastern Iowa Airport and is a founding board member and Treasurer of the Zach Johnson Foundation.   He is also a director of Lombard International, a specialty life insurance company based in Philadelphia, Pennsylvania.  Since its formation in 2011, Mr. Baird has been a director of Cedar Rapids Bank and Trust where he currently serves as Chair of its Loan Committee.   We consider Mr. Baird to be a qualified candidate for service on the board and on the committees he is a member of due to his experience as the President and Chief Executive Officer of a successful insurance company in Cedar Rapids, Iowa, one of our market areas, his knowledge of the business community in this area and his broad based financial acumen.

John-Paul E. Besong is a former Senior Vice President of e-Business and Chief Information Officer for Rockwell Collins, a Fortune 500 company based in Cedar Rapids, Iowa, that provides aviation electronics for both commercial and military aircraft. He was appointed Senior Vice President and Chief Information Officer in 2003. Beginning in 1979, when he joined Rockwell Collins as a chemical engineer, Mr. Besong held management roles having increasingly more responsibility within the company including, vice president of e-Business and Lean ElectronicsSM, head of the SAP initiative and Director of the Printed Circuits and Fabrication businesses.  Mr. Besong serves on the boards of directors of United Fire Group, Junior Achievement (Cedar Rapids area), Mercy Medical Center, Iowa Public Television Foundation and Technology Association of Iowa (TAI) CIO Advisory Board, and is a former director of Lean Aerospace Initiative (LAI). He also serves as a member and former chair of the executive board of TAI.  We consider Mr. Besong to be a qualified candidate for service on the board and the committees he will be placed on due to his business acumen and distinguished management career as an officer and information technology expert of a Fortune 500 company.

James J. Brownson is the retired President of W.E. Brownson Co., a manufacturers’ representative agency located in Davenport, Iowa. For 37 years he was involved in the sale of custom engineered products to OEM manufacturers in the Midwest, and had been in that position since 1978.  Mr. Brownson is a graduate of St. Ambrose University, Davenport, Iowa and the Graduate School of Banking, University of Wisconsin, Madison, Wisconsin.  He began his career in 1967 as a member of the audit staff at Arthur Young & Co., in Chicago, Illinois.  From 1969 until 1978, Mr. Brownson was employed by Davenport Bank and Trust Company, where he left as Senior Vice President and Cashier.  He is a past member of the National Sales Representative Council of Crane Plastics, Columbus, Ohio, and Dayton Rogers Manufacturing Co., Minneapolis, Minnesota.  Mr. Brownson has been a featured speaker at national Bank Director Magazine and SNL Financial conferences on the role of the board of directors in executive compensation and strategic planning, and the strategic role of board of directors in successful community banking.  Mr. Brownson has served on the board of directors of the United Way of the Quad Cities, Junior Achievement of the Quad Cities, St. Ambrose University Alumni Association and United Cerebral Palsy of the Quad Cities.  Mr. Brownson was a director of Quad City Bank and Trust from its formation in October 1993 until his retirement in May 2015. Mr. Brownson has announced his plans to retire as Chair of the board of directors of QCR Holdings in May 2016 but will continue to serve as a member of the board. We consider Mr. Brownson to be a qualified candidate for service on the board and the committees he is a member of due to his experience as the President of a successful manufacturer’s representative business in Davenport, Iowa, one of our market areas, his prior experience in banking and public accounting, his educational background in banking, his participation in numerous national banking conferences, and his knowledge of the business community throughout the Midwest.

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Lindsay Y. Corby is the Chief Financial Officer at Byline Bank, the banking subsidiary of Byline Bancorp, Inc., located in Chicago, Illinois.  She joined the management team of Byline (formerly known as North Community Bank, a wholly owned subsidiary of Metropolitan Bank Group, Inc.) on June 28, 2013, at the time of a $207 million recapitalization by a group of individual investors.  Prior to joining Byline Bank, she was a Principal at BXM Holdings, Inc., a financial services company based in Chicago, Illinois, formed to facilitate recapitalization transactions in depository institutions. During her time at BXM, she worked as part of the investor representative team to facilitate the recapitalization of Metropolitan Bank Group, Inc.  Ms. Corby joined BXM Holdings, Inc. in February 2011. Prior to joining BXM Holdings, Ms. Corby was a Vice President in the investment banking group of Keefe, Bruyette & Woods, holding various positions since 2001. During her years at KBW, she focused on mergers and acquisitions, capital markets transactions, complex recapitalizations and valuation activities for U.S. financial institutions. Prior to joining KBW, Ms. Corby worked at Merrill Lynch as an analyst in its Technology Investment Banking Group.  Ms. Corby received an M.S. in Accounting, a B.A. in Spanish and a B.B.A. in Accounting from Southern Methodist University. Ms. Corby is a graduate of the Kellogg Executive Education, Women's Senior Leadership Program, and is a Certified Public Accountant (inactive).  We consider Ms. Corby to be a qualified candidate for service on the board and the committees she is a member of due to her experience in the investment banking area advising financial institutions and her education and training.

Todd A. Gipple is a Certified Public Accountant (inactive) and began his career with KPMG Peat Marwick in 1985.  In 1991, McGladrey & Pullen acquired the Quad Cities practice of KPMG.  Mr. Gipple was named Tax Partner with McGladrey & Pullen in 1994 and served as the Tax Partner-in-Charge of the firm’s Mississippi Valley Practice and as one of five Regional Tax Coordinators for the national firm.  He specialized in Financial Institutions Taxation and Mergers and Acquisitions throughout his 14-year career in Public Accounting.  He joined QCR Holdings in January of 2000, and currently serves as Executive Vice President, Chief Operating Officer and Chief Financial Officer.  He also serves as a Director of Quad City Bank and Trust, Cedar Rapids Bank and Trust, and Rockford Bank and Trust.  Mr. Gipple previously served on the board of directors and the Executive Committee of the Davenport Chamber of Commerce, United Way of the Quad Cities and the Scott County Beautification Foundation, and was a member of the original Governing Body for the Quad City’s “Success by 6” Initiative.  Mr. Gipple is the 2016 Chief Corporate Chair for the Quad Cities JDRF One Walk and also currently serves on the Audit Committee for the Community Foundation of the Great River Bend, the board of directors of SAL Family and Community Services, the board of directors of the Scott County family YMCA, and is a member of the American Institute of CPAs.  We consider Mr. Gipple to be a qualified candidate for service on the board and the committees he is a member of due to his experience as the Chief Financial Officer and Chief Operating Officer of QCR Holdings and his prior experience as a tax partner in public accounting.

Larry J. Helling was previously the Executive Vice President and Regional Commercial Banking Manager of Firstar Bank in Cedar Rapids with a focus on the Cedar Rapids metropolitan area and the Eastern Iowa region.  Prior to his six years with Firstar, Mr. Helling spent twelve years with Omaha National Bank.  Mr. Helling is a graduate of the Cedar Rapids’ Leadership for Five Seasons program and currently serves on the board of directors and trustees of the United Way of East Central Iowa and the board of trustees of Junior Achievement.  He is past President and a member of the Rotary Club of Cedar Rapids, on the board of the Entrepreneurial Development Center, and is on the board of Brucemore National Trust Historic Site.  He also serves as a Director of Quad City Bank and Trust, Cedar Rapids Bank and Trust, and m2 Lease Funds.  We consider Mr. Helling to be a qualified candidate for service on the board and the committees he is a member of due to his experience as the President of Cedar Rapids Bank and Trust, his past experience as an executive officer of Firstar Bank, located in Cedar Rapids, Iowa, one of our market areas, and his prior banking experience.

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Douglas M. Hultquist is a Certified Public Accountant (inactive) and previously served as a tax partner with two major accounting firms.  He began his career with KPMG Peat Marwick in 1977 and was named a partner in 1987.  In 1991, the Quad Cities office of KPMG Peat Marwick merged with McGladrey & Pullen.  Mr. Hultquist served as a tax partner in the Illinois Quad Cities office of McGladrey & Pullen from 1991 until co-founding QCR Holdings in 1993.  During his public accounting career, Mr. Hultquist specialized in bank taxation, taxation of closely held businesses, and mergers and acquisitions. He received his undergraduate degree from Augustana College in Accounting and Economics in 1977 and in 2009 received an Honorary Doctorate degree from the college. Mr. Hultquist served on the board of directors of the PGA TOUR John Deere Classic and was its chairman for the 2001 tournament. He is a past chairman of the Augustana College Board of Trustees, past president of the Quad City Estate Planning Council, past finance chairman of Butterworth Memorial Trust and previously served on the board of the Illinois Bankers Association. Mr. Hultquist currently serves on the board of United Fire Group, Inc., and is chair of its Risk Management Committee. He is a member of the Quad Cities Chamber of Commerce board of directors and Executive Committee and past chair of its board. He is a board member of the Rock Island County Children’s Advocacy Center and participates in Big Brothers/Big Sisters.  Mr. Hultquist also serves as a director of Quad City Bank and Trust, Rockford Bank and Trust, and m2 Lease Funds. Mr. Hultquist received the 1998 Ernst & Young “Entrepreneur of the Year” award for the Iowa and Nebraska region and was inducted into the Quad Cities Area Junior Achievement Business Hall of Fame in 2003. He is also a member of the American Institute of CPAs and the Iowa Society of CPAs, and was selected as the Iowa Society of CPAs’ Outstanding CPA in Business and Industry for 2011. Mr. Hultquist was also recognized as a 2015 Male Champion of Change Honoree by Women’s Connection and the 2016 Mardi Gras King by Junior Board of Rock Island. We consider Mr. Hultquist to be a qualified candidate for service on the board and the committees he is a member of due to his experience as the President and Chief Executive Officer of QCR Holdings and his prior public accounting experience as a tax partner.

Mark C. Kilmer is President of The Republic Companies, a family-owned group of businesses founded in 1916 and headquartered in Davenport, Iowa involved in the wholesale equipment and supplies distribution of energy management, electrical, refrigeration, heating, air-conditioning and sign support systems.  Prior to joining Republic in 1984, Mr. Kilmer worked in the Management Information Systems Department of Standard Oil of California (Chevron) in San Francisco.  Mr. Kilmer currently is a board member of The Genesis Health System, serves on the Board of Trustees of St. Ambrose University, and also serves on the board of directors of IMARK Group, Inc., a national member-owned purchasing cooperative of electric supplies and equipment distributors.  He is a two-term past chairman of the PGA TOUR John Deere Classic and the past chairman of the Scott County YMCA’s board of directors.  Mr. Kilmer is the past chairman of the board of Genesis Medical Center, and has served on the board of directors of The Genesis Heart Institute, St. Luke’s Hospital, Rejuvenate Davenport, The Vera French Foundation and Trinity Lutheran Church.  He was a four-time project business consultant for Junior Achievement.  Prior to joining the board of Quad City Bank and Trust in 1996, Mr. Kilmer served on the board of Citizen’s Federal Savings Bank in Davenport, Iowa.  He currently serves as the Chair of the Board of Quad City Bank and Trust, and is a member of its Loan Committee. In 2014, Mr. Kilmer was named the Outstanding Volunteer Fundraiser by Quad City Chapter of the Association of Fundraising Professionals, and along with his wife, Kathy, received the Bethany Homes Leadership Family of the Year Award.  We consider Mr. Kilmer to be a qualified candidate for service on the board and the committees he is a member of due to his experience as the President of a successful wholesale and supply distribution business in Davenport, Iowa, one of our market areas, prior service on a bank board and his knowledge of the business community in this area.

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Linda K. Neuman is a retired member of the Iowa Supreme Court, having served as a trial and appellate judge for more than twenty years.  She holds undergraduate and law degrees from the University of Colorado as well as a Masters in Law degree from the University of Virginia College of Law.  Prior to her service in the judiciary, Ms. Neuman was a partner in the Davenport, Iowa law firm of Betty, Neuman & McMahon PLC, and served as Vice President and Trust Officer at the former Bettendorf Bank and Trust Company (now Wells Fargo).  She is certified in mediation and arbitration, the current focus of her private practice.  Ms. Neuman is a member of the adjunct faculty of University of Iowa College of Law, where she pioneered its judicial extern program and has taught courses in professional ethics and appellate practice.   She has been active in statewide and national professional and civic organizations including the American Bar Association, National Association of Women Judges, Uniform Laws Commission, Iowa State Bar Association, Quad Cities United Way and DavenportOne.  She is a past President of the American Academy of ADR Attorneys.  She served two terms on the board of directors of Royal Neighbors of America, a fraternal benefit and financial services organization headquartered in Rock Island, Illinois, where she chaired the governance committee and served on the audit and investment committees.  She is a director on the board of the Community Foundation of the Great River Bend and a trustee, emeritus, of St. Ambrose University.  Since 2008, Ms. Neuman has been a director of Quad City Bank and Trust where she currently serves as Vice Chair of its board and a member of its Wealth Management Committee.   In 2009, she was honored with a Quad City Athena Business Women’s Award, in 2013 received the Iowa State Bar Association’s President’s Award and, in 2015, she was inducted by Gov. Terry Branstad into the Iowa Women’s Hall of Fame. We consider Ms. Neuman to be a qualified candidate for service on the QCR Holdings board based on her legal and judicial background, her experience with other financial services organizations, and her commitment to civic and professional organizations within our market area.

Michael L. Peterson is owner and President of Peterson Genetics, Inc., based in Cedar Falls, Iowa, providing soybean genetics to seed companies worldwide for over 25 years. Mr. Peterson is a graduate of Iowa State University with a B.S. in Agricultural Business. He is a past President of the Iowa Seed Association, past Chair of the Soybean Division of the American Seed Trade Association and past chairman of the American Seed Trade Association.  Mr. Peterson is also the past Chair of Community National Bank (which was acquired by QCR Holdings in 2013).  We consider Mr. Peterson to be a qualified candidate for service on the board due to his experience in the banking industry and his business connections in and extensive knowledge of our market areas.

Ronald G. Peterson is a retired President and Chief Executive Officer of the First State Bank of Illinois, located in Peoria, Illinois. Prior to his retirement, he served in that position since 1982. Mr. Peterson previously served on the board of directors of First State Bank of Illinois, and was former Treasurer and Vice President of First State Bancorporation, Inc. He has served on the board of directors of the Illinois Bankers Association and in 2005 was named Illinois Banker of the Year. Mr. Peterson also served on various committees of the American Bankers Association and served as President of the Western Illinois Bank Management Association and the Hancock County Bankers Association. He has served on boards of, and has had leadership positions with, numerous civic and philanthropic organizations, including President of the Western Illinois University Foundation, President of the La Harpe Educational Foundation, chairman of the McDonough District Hospital Development Council and President of the Macomb Rotary Club. Since its inception in 1993, Mr. Peterson has been a director of Quad City Bank and Trust where he currently serves as Chair of its Loan Committee and a member of its Asset/Liability Management Committee. We consider Mr. Peterson to be a qualified candidate for service on the board and the committees he is a member of due to his experience in the banking industry serving as the President and Chief Executive Officer of First State Bank of Illinois.

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George T. Ralph III is the founder of GTR Realty Advisors, LLC.  This commercial real estate company was established in 2006 and specializes in development, redevelopment and related financing alternatives.  Prior to founding GTR, Mr. Ralph was Chief Financial Officer of Erickson Associates, Inc., a full-service commercial real estate company based in Rockford, Illinois, and also served as President of GTR Mortgage Services, Inc., an affiliated company specializing in commercial real estate finance.  During his 10-year stay with the company, Mr. Ralph’s duties included ascertaining the economic feasibility of all new development projects, preparing all new project proposals for negotiation with prospective clients, negotiating lease agreements, arranging interim construction financing for new projects and permanent financing for completed projects.   From July 1984 until joining Erickson in June 1996, Mr. Ralph was actively employed in the commercial mortgage banking industry in Chicago, Illinois.  During his time in this industry, he was engaged in all aspects of the business including the traditional third party placement of income property loans, direct lending in the form of interim construction loans, gap financing and permanent loans and managing loan servicing portfolios for third party institutional investors.  Prior to entering the mortgage banking industry in 1984, Mr. Ralph was employed by Price Waterhouse in the company’s Chicago office for three years.  Mr. Ralph earned a B.S. in Accounting from Illinois State University and received his Certified Public Accountant designation in 1982.  He has served on numerous nonprofit boards over the years and is currently a member of the leadership team for Boylan Central Catholic High School’s Capital Campaign.  Since 2009, Mr. Ralph has been a director of Rockford Bank and Trust where he currently serves as Chair of its board, and a member of its Loan, Asset/Liability Management and Wealth Management Committees.  We consider Mr. Ralph to be a qualified candidate for service on the board and the committees he is a member of due to his experience as a real estate developer and mortgage banker in the commercial real estate industry throughout the Midwest including Rockford, Illinois, one of our market areas, his knowledge of the business community in this area and his education and training as an accountant.

Donna J. Sorensen is President of Sorensen Consulting, a management consulting and executive coaching firm.  Ms. Sorensen earned her undergraduate degree from Marycrest College and her Juris Doctorate degree from the University of Iowa College of Law.  She has twenty years of prior experience in trust and investment management serving as Executive Vice President Institutional Trust for U.S. Bank (formerly Firstar Bank).  Ms. Sorensen has served on numerous nonprofit boards over the years and is currently a board member of the University of Iowa Obermann Center for Advanced Research, Kirkwood Community College Foundation Investment Committee and the Greater Cedar Rapids Community Foundation Agency Investment Advisory Council, and is a member of the Iowa State Bar Association.  Since 2008, Ms. Sorensen has been a director of Cedar Rapids Bank and Trust where she currently serves as Chair of its board and a member of its Loan and Wealth Management Committees.  We consider Ms. Sorensen to be a qualified candidate for service on the board and the committees she is a member of due to her experience as the President of a consulting firm in Iowa City, Iowa, her prior banking experience and her education and training as an attorney.

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Marie Z. Ziegler is a retired Vice President and Deputy Financial Officer of Deere & Company and was previously Deere’s Vice President and Treasurer.  She joined Deere & Company in 1978 as a consolidation accountant and held management positions in finance, treasury operations, strategic planning and investor and banking relations. Ms. Ziegler is a 1978 graduate of St. Ambrose University, with a bachelor of arts in accounting.  She received her Certified Public Accountant designation in 1979 and an MBA from the University of Iowa in 1985.  Ms. Ziegler is on the board of trustees for the Two Rivers YMCA where she currently serves as chair and member of the Finance Committee. She is also a member of the Community Foundation of the Great River Bend where she serves as Investment Committee Chair. Ms. Ziegler is on the board of Unity Point Health-Trinity and also serves on the Executive, Finance and Quality and Cost of Care Committees. She is Co-Chair of the Unity Point Birthplace campaign and Chair of Trinity Health Enterprises. Ms. Ziegler is a member of the Riverboat Development Authority and serves on the St. Ambrose University College of Business Alumni Advisory Council. Ms. Ziegler previously served on the following boards: United Way, John Deere Foundation, Trinity Regional Health Systems, Trinity North Hospital/Trinity Medical Center, Mississippi Valley Girl Scout Council, Deere & Company Employees Credit Union and Community Foundation of the Great River Bend. She is past Chair of fundraising for Playcrafters Barn Theatre and a past member of the University of Iowa College of Business’ Tippie Advisory Board. Since 2010, Ms. Ziegler has been a director of Quad City Bank and Trust where she currently serves as a member of its Asset/Liability Management Committee. In 2006 Ms. Ziegler was honored with a Quad City Athena Business Women’s Award. We consider Ms. Ziegler to be a qualified candidate for service on the board and the committees she is a member of due primarily to the knowledge and experience regarding public companies she gained in her role as Vice President and Treasurer of Deere & Company, as well as her involvement with a number of charitable organizations headquartered in communities served by QCR Holdings, providing her with business connections and extensive knowledge of our market areas.

Our executive officers consist of Douglas M. Hultquist, Todd A. Gipple and Larry J. Helling, each of whom is also a director of QCR Holdings, as well as John H. Anderson, Thomas D. Budd and Cathie S. Whiteside. Mr. Hultquist has served as the President and Chief Executive Officer of QCR Holdings since 1993. Mr. Gipple has served as the Executive Vice President, Chief Operating Officer and Chief Financial Officer since 2008, and he previously served as Executive Vice President and Chief Financial Officer since 2000. Mr. Helling has served as President and Chief Executive Officer of Cedar Rapids Bank and Trust since 2001. Mr. Anderson (age 51) has served as President and Chief Executive Officer of Quad City Bank and Trust since 2007, and he previously served as Senior Vice President, Business Development since 1998. Mr. Budd (age 53) has served as President and Chief Executive Officer of Rockford Bank and Trust since 2005. Ms. Whiteside (age 59) has served as Executive Vice President, Corporate Strategy, Human Resources and Branding since 2013, and she previously served as Executive Vice President, Corporate Strategy and Branding since 2007.

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CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

General

Generally, the board oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the board does not involve itself in the day-to-day operations of QCR Holdings, which is monitored by our executive officers and management. Our directors fulfill their duties and responsibilities by attending regular meetings of the full board, which are held no less frequently than quarterly. Our directors also discuss business and other matters with Mr. Hultquist, our Chief Executive Officer, other key executives and our principal external advisors (legal counsel, auditors and other consultants). The board is currently comprised of 14 directors.

Directors Baird, Besong, Brownson, Corby, Kilmer, Neuman, M. Peterson, R. Peterson, Ralph, Sorensen and Ziegler are deemed to be “independent” according to the NASDAQ listing requirements, and the board has determined that the independent directors do not have other relationships with us that prevent them from making objective, independent decisions. Directors Gipple, Helling, and Hultquist are not considered to be “independent” because they also serve as executive officers of either QCR Holdings or one of our subsidiaries.

During 2015, the board of directors had an Audit Committee, a Risk Oversight Committee, a Nomination and Governance Committee, a Compensation Committee and an Executive Committee. The current charters of these committees are available on our website at www.qcrh.com. Also posted on the website is general information regarding QCR Holdings and our common stock, many of our corporate polices (including our Corporate Governance Guidelines), and links to our filings with the Securities and Exchange Commission.

In 2015, a total of seven regularly scheduled meetings and two special meetings were held by the board of directors of QCR Holdings. All incumbent directors attended at least 75 percent of the meetings of the board and the committees on which they served during 2015. Although we do not have a formal policy regarding director attendance at the annual meeting, we encourage our directors to attend. Last year, all of our directors were present at the annual meeting.

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Committees of the Board of Directors

The composition of the board committees in 2015 is shown in the following table:

Audit Committee. In 2015, the Audit Committee consisted of directors Brownson, Corby, Kilmer, R. Peterson, Ralph and Ziegler. Each of the members is considered “independent” according to the NASDAQ listing requirements and the regulations of the Securities and Exchange Commission. The board of directors has determined that Ms. Ziegler qualifies as an “Audit Committee Financial Expert” as that term is defined by the regulations of the Securities and Exchange Commission. The board based this decision on Ms. Ziegler’s educational and professional experience, including her service as Vice President and Treasurer of Deere & Company.

The functions performed by the Audit Committee include, but are not limited to, the following:

•	selecting our independent auditors and pre-approving all engagements and fee arrangements;
•	reviewing the independence of the independent auditors;
•	reviewing actions by management on recommendations of the independent auditors and internal auditors;
•	meeting with management, the internal auditors and the independent auditors to review the effectiveness of our system of internal control and internal audit procedures;
•	reviewing our earnings releases and reports filed with the Securities and Exchange Commission; and

•	reviewing reports of bank regulatory agencies and monitoring management’s compliance with recommendations contained in those reports.

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To promote independence of the audit function, the Audit Committee consults separately and jointly with the independent auditors, the internal auditors and management. The Audit Committee has adopted a written charter, which sets forth the duties and responsibilities. The current charter of the Audit Committee is available on our website at http://www.snl.com/IRW/govdocs/1024092. Ms. Ziegler serves as Chair and Ms. Corby serves as Vice Chair, which met four times during 2015.

Compensation Committee. In 2015, the Compensation Committee consisted of directors Baird, Brownson, Kilmer, Neuman, R. Peterson, and Ralph. Each of these directors is considered to be “independent” according to the NASDAQ listing requirements, “outside” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and a “non-employee” as defined in Section 16 of the Exchange Act. The purpose of the Compensation Committee is to determine the compensation to be paid to Mr. Hultquist, our Chief Executive Officer, and our other executive officers. The Compensation Committee reviews Mr. Hultquist’s performance, and relies on Mr. Hultquist’s assessment of the performance of each of our other executive officers. Other members of senior management also provide it with evaluations as to employee performance, guidance on establishing performance targets and objectives, and recommendations with respect to other compensation programs. The Compensation Committee also reviews and recommends to the board for approval other incentive compensation and equity compensation plans for QCR Holdings. The responsibilities and functions are further described in its charter, which is available on our website at http://www.snl.com/IRW/govdocs/1024092. Ms. Neuman serves as Chair and Mr. Kilmer serves as Vice Chair, which met six times during 2015.

Nomination and Governance Committee. In 2015, the Nomination and Governance Committee consisted of directors Brownson, Neuman, M. Peterson, R. Peterson, Sorensen, and Ziegler. Each of these directors is considered to be “independent” according to the NASDAQ listing requirements. The primary purposes of the Nomination and Governance Committee are to identify and recommend individuals to be presented to our stockholders for election or re-election to the board of directors and to review and monitor our policies, procedures and structure as they relate to corporate governance. We have adopted Corporate Governance Guidelines to assist our board in the exercise of its responsibilities, which are available on our website at http://www.snl.com/IRW/govdocs/1024092. Additionally, the responsibilities and functions are further described in its charter, which is available on our website at http://www.snl.com/IRW/govdocs/1024092. Mr. Brownson serves as Chair and Ms. Sorensen serves as Vice Chair, which met four times during 2015.

Risk Oversight Committee. In 2015, the Risk Oversight Committee consisted of directors Besong, Brownson, Corby, Gipple, Helling, Hultquist, Kilmer, Ralph, Sorensen and Ziegler. The Risk Oversight Committee is charged with being the primary board committee to actively monitor and oversee the risk management process. Additional information regarding risk oversight and the Risk Oversight Committee’s role is found on page 18 of this proxy statement. The responsibilities and functions are further described in its charter, which is available on our website at http://www.snl.com/IRW/govdocs/1024092. Ms. Corby serves as Chair and Ms. Ziegler serves as Vice Chair, which met four times during 2015.

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Executive Committee. In 2015, the Executive Committee consisted of directors Baird, Brownson, Corby, Hultquist, Neuman and Ziegler. The Executive Committee is authorized to act with the same authority as the board of directors between meetings of the board, subject to certain limitations set forth in its charter. Although this authority allows the board to act quickly on matters requiring urgency when the full board is not available to meet, it is not intended to supplant the authority of the full board. The responsibilities and functions are further described in its charter, which is available on our website at http://www.snl.com/IRW/govdocs/1024092. Mr. Brownson serves as Chair and Mr. Baird serves as Vice Chair, which met once in 2015.

Consideration of Director Candidates

Director Nominations and Qualifications. For the 2016 annual meeting, the Nomination and Governance Committee nominated for re-election to the board all of the incumbent directors, whose terms are set to expire in 2015. These nominations were further approved by the full board. We did not receive any stockholder nominations for director for the 2016 annual meeting.

In carrying out its nominating function, the Nomination and Governance Committee has developed qualification criteria for initial board membership, and all potential nominees for election, including incumbent directors, board nominees and those stockholder nominees included in the proxy statement, are reviewed for the following attributes:

•	integrity and high ethical standards in the nominee’s professional life;
•	sufficient educational and professional experience, business experience or comparable service on other boards of directors to qualify the nominee for service to the specific board for which he or she is being considered;
•	evidence of leadership and sound judgment in the nominee’s professional life;
•	whether the nominee is well recognized in the community and has a demonstrated record of service to the community;
•	a willingness to abide by any published code of ethics for QCR Holdings; and
•	a willingness and ability to devote sufficient time to carrying out the duties and responsibilities required of a board member.

The Nomination and Governance Committee also evaluates potential nominees to determine if they have any conflicts of interest that may interfere with their ability to serve as effective board members, to determine if they meet QCR Holdings’s age eligibility requirements (a person who has reached age 72 before the date of the annual meeting is not eligible for election to the board) and to determine whether they are “independent” in accordance with the NASDAQ listing requirements (to ensure that at least a majority of the directors will, at all times, be independent). While we do not have a separate diversity policy, the Nomination and Governance Committee does consider the diversity of its directors and nominees in terms of knowledge, experience, skills, expertise, and other demographics which may contribute to the board. It has not, in the past, retained any third party to assist it in identifying candidates, but it has the authority to retain a third party firm or professional for the purpose of identifying candidates.

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The Nomination and Governance Committee identifies nominees by first evaluating the current members of the board willing to continue in service whose term is set to expire at the upcoming annual stockholder meeting to determine if those individuals satisfy the qualification criteria for continued membership on the board of directors. Prior to nominating an existing director for re-election to the board, it considers and reviews the following attributes with respect to each existing director:

•	board and committee attendance and performance;
•	length of board service;
•	experience, skills and contributions that the existing director brings to the board;
•	independence and any conflicts of interest; and
•	any significant change in the existing director’s status, including the attributes considered for initial board membership.

Current members of the board who satisfy the qualification criteria described above and who are willing to continue in service are considered for re-nomination. If any member of the board does not wish to continue in service or if the Nomination and Governance Committee or the board decides not to re-nominate a member for re-election, it would determine whether or not the position would be filled and, if so, would identify the desired skills and experience of a new nominee.

Code of Business Conduct and Ethics

We have a code of business conduct and ethics in place that applies to all of our directors and employees. The code sets forth the standard of ethics that we expect all of our directors and employees to follow, including our Chief Executive Officer and Chief Financial Officer. The code is posted on our website at http://www.snl.com/IRW/govdocs/1024092. We have satisfied and intend to continue to satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding any amendment to or waiver of the code with respect to our Chief Executive Officer and Chief Financial Officer, and persons performing similar functions, by posting such information on our website.

Board Leadership Structure

Since January 1, 2007, we have kept the positions of Chair of the board of directors and Chief Executive Officer separate. While our bylaws do not require our Chair and Chief Executive Officer positions to be separate, the board believes that having separate positions and having an independent outside director serve as Chair is the appropriate leadership structure for QCR Holdings at this time and demonstrates our commitment to good corporate governance. Separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chair to lead the board in its fundamental role of providing advice to and independent oversight of management. We believe that having an independent Chair eliminates the conflicts of interest that arise when the positions are held by one person. In addition, this leadership structure allows the board to more effectively monitor and evaluate the performance of our Chief Executive Officer.

Currently, Mr. Brownson holds the position of Chair of the board of directors and Mr. Hultquist holds the position of Chief Executive Officer. Mr. Brownson is considered to be “independent” according to the NASDAQ listing requirements. Effective as of the conclusion of the 2016 annual meeting, Mr. Brownson will retire as Chair of the board of directors, but will continue to serve as a member of the board. Immediately following the annual meeting, the board will take action to appoint Mr. Baird and Ms. Ziegler, as Chair and Vice Chair, respectively, of the board of directors.

To further enhance the role of the independent directors on our board and consistent with the NASDAQ listing requirements, the board’s independent directors regularly have the opportunity to meet without Messrs. Gipple, Helling or Hultquist in attendance.

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The Board’s Role in Risk Oversight

While management is responsible for the day-to-day management of risks QCR Holdings faces, oversight of our risk management is central to the role of the board. The Risk Oversight Committee is charged with the primary responsibility for overseeing QCR Holdings’s risk management processes, including those relating to organizational, legal and compliance risk, on behalf of the board.  The members of the Risk Oversight Committee discuss our risk assessment and risk management policies, provide oversight, and inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks.

In addition, other board committees have been assigned oversight responsibility for specific areas of risk and risk management, and each committee considers risks within their areas of responsibility. The Audit Committee is responsible for monitoring our financial reporting process and system of internal controls, including controls related to risk management. The Compensation Committee is chiefly responsible for compensation-related risks.  The members of the Compensation Committee discuss and review the key business and other risks we face and the relationship of those risks to certain compensation arrangements. This review is intended to comply with the Securities and Exchange Commission requirement to assess risks related to compensation plans and requirements of financial institution regulatory agencies (each as more fully described in the “Executive Compensation” section of this proxy statement). The subsidiary banks’ Loan Committees have primary responsibility for credit risk.  Each of these committees receives regular reports from management regarding our risks and reports regularly to the Risk Oversight Committee or the full board concerning risk.

Share Ownership Guidelines

In order to better align the interests of our board members and management with the interests of our stockholders, our board of directors adopted share ownership guidelines in 2008. These share ownership guidelines were recently amended in February 2016 to clarify the ownership holding requirements for our executives.

Under these revised guidelines, non-employee directors of QCR Holdings are expected to achieve a share ownership level with a value equal to ten times the amount of each non-employee director’s annual cash retainer (excluding compensation for committee service) within five years of initial election as a director, and maintain such ownership level so long as they serve in the position of director. For 2016, based on the one-year trailing average monthly closing stock price, the amount is approximately 7,500 shares.

We also have share ownership guidelines for our executive officers. The stock ownership guidelines vary based upon position, and for Messrs. Hultquist, Gipple and Helling the amount is 30,000 shares, for Messrs. Anderson and Budd the amount is 12,000 shares, and for Ms. Whiteside the amount is 10,000 shares.

Currently, each QCR Holdings director and each executive officer holds the requisite number of shares, and accordingly is compliant with the share ownership guidelines.

Stockholder Communications with the Board, Nomination and Proposal Procedures

General Communications with the Board. Stockholders may contact our board of directors by contacting Cathie S. Whiteside, Corporate Secretary, at QCR Holdings, Inc., 3551 Seventh Street, Moline, Illinois 61265 or (309) 743-7754. All appropriate comments will be forwarded directly to the Chair of the Board. Ms. Whiteside will not generally forward communications that are primarily commercial in nature or related to an improper or irrelevant topic.

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Nominations of Directors. In order for a stockholder nominee to be considered by the Nomination and Governance Committee to be its nominee and included in our proxy statement and form of proxy for our annual meeting of stockholders, the nominating stockholder must file a written notice of the proposed director nomination with our Corporate Secretary, at the above address, at least 120 days prior to the anniversary of the date the previous year’s proxy statement was mailed to stockholders (which, in the case of the 2017 annual meeting, will be December 2, 2016). Nominations must include the full name and address of the proposed nominee and a brief description of the proposed nominee’s business experience for at least the previous five years. All submissions must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. The Nomination and Governance Committee may request additional information in order to make a determination as to whether to nominate the person for director.

In accordance with our bylaws, a stockholder may otherwise nominate a director for election at an annual meeting of stockholders by delivering or mailing written notice of the nomination to our Corporate Secretary, at the above address, not less than 30 days nor more than 75 days prior to the date of the annual meeting, provided, however, that if we provide less than 40 days’ notice of the meeting, notice by the stockholder, to be timely, must be delivered no later than 10 days from the date on which notice of the meeting was mailed. The stockholder’s notice of intention to nominate a director must include: (i) the name and address of record of the nominating stockholder; (ii) a representation that the stockholder is a record holder entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the name, age, business and residence addresses, and principal occupation or employment of each nominee; (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (v) any other information regarding each proposed nominee as would be required to comply with the rules and regulations set forth by the Securities and Exchange Commission; and (vi) the consent of each nominee to serve as a director of the corporation if so elected. We may request additional information after receiving the notification for the purpose of determining the proposed nominee’s eligibility to serve as a director. Persons nominated for election to the board pursuant to this paragraph will not be included in our proxy statement.

Other Stockholder Proposals. To be considered for inclusion in our proxy statement and form of proxy for our 2017 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary, at the above address, no later than December 2, 2016, and must otherwise comply with the notice and other provisions of our bylaws, as well as Securities and Exchange Commission rules and regulations.

For proposals to be otherwise brought by a stockholder at an annual meeting, the stockholder must file a written notice of the proposal to our Corporate Secretary not less than 30 days nor more than 75 days prior to the date of the annual meeting, provided, however, that if we provide less than 40 days’ notice of the meeting, notice by the stockholder, to be timely, must be delivered no later than 10 days from the date on which notice of the meeting was mailed. The notice must set forth: (i) a brief description of the proposal and the reasons for conducting such business at the meeting; (ii) the name and address of the proposing stockholder; (iii) the number of shares of the corporation’s common stock beneficially owned by the stockholder on the date of the notice; and (iv) any financial or other interest of the stockholder in the proposal. Stockholder proposals brought under this paragraph will not be included in our proxy statement.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) provides information about our compensation objectives and policies for our named executive officers and explains the structure and rationale of the various compensation elements. For purposes of the CD&A, as well as the compensation tables included in this proxy, we have included all six of our executive officers as our named executive officers. Our CD&A is organized as follows:

•                     Overview and Executive Summary. Background context and highlights are provided to put the overall disclosure in perspective.

•                     Objectives of Our Compensation Program. The objectives of our executive compensation program are based on our business model and the competitive pressures we face in attracting and retaining executive talent. We structure our executive compensation program to reflect our compensation philosophy and related operating principles.

•                     Elements of Compensation. The key components of our compensation program are base salary, annual bonuses and equity awards, with an emphasis on tying executive compensation to performance.

•                     Compensation Process. Our executive compensation program is regularly reviewed internally and externally to ensure that proper risk mitigating procedures and protocols are in place.

•                     Analysis of 2015 Compensation. Decisions on 2015 compensation are analyzed and explained in the context of our compensation objectives and performance.

•                     Regulatory Considerations. We describe the impact of guidance established by the Federal Deposit Insurance Corporation (the "FDIC") and other bank regulatory agencies, in addition to various other regulatory requirements, on our decisions regarding our executive compensation.

•                     Share Ownership and Retention Guidelines. Our named executive officers maintain a significant equity interest in QCR Holdings pursuant to our ownership and retention guidelines.

•                     Insider Trading Policy. QCR Holdings has an insider trading policy in place that is applicable to our named executive officers.

Overview and Executive Summary

Business Overview

QCR Holdings, through its subsidiary banks, provides lending, deposit and trust services for individuals and businesses. We offer competitive commercial and personal banking products and are committed to providing superior customer service. We place a high priority on community service and are actively involved with many civic and community projects in the communities where we conduct business. We operate in an intensely competitive and uncertain business environment. From a business perspective, not only do we compete with numerous companies in our markets for customers, but we also compete with many different types and sizes of organizations for senior leadership capable of executing our business strategies. Among other challenges, our business model requires experienced leaders with banking and operational expertise who are capable of taking on high levels of personal responsibility in an ever-evolving banking industry and economy.

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Financial Overview

As outlined in our Annual Report, our 2015 financial results reflected record earnings across all of our entities. Core ROAA improved from .48% to .96% for the quarters ending December 31, 2014 and 2015, respectively. The 2015 year was highlighted by a number of items including net interest margin improvement of 22 basis points from 2014 to 2015, strong gains on the sale of loans and swap fee income, and improved asset quality metrics.

Overview of Our Executive Compensation Program

QCR Holdings is committed to paying for performance. This commitment is reflected by the significant amount of our named executive officers' compensation that is provided through performance-based components. Our executive compensation program evolves and is adjusted over time to support the business goals of QCR Holdings and to promote both near- and long-term profitable growth. Total compensation for each named executive officer varies with performance in achieving financial and nonfinancial objectives.

Say-on-Pay

We received approximately 88% of votes cast in support of our executive compensation program during the 2015 annual stockholders’ meeting. QCR Holdings, the board and the Compensation Committee pay careful attention to communications received from stockholders regarding executive compensation, including the results of these nonbinding, advisory say-on-pay votes. The Compensation Committee considered the results of the advisory vote as one of the many factors in making 2015 compensation decisions, and believes that the vote reflects stockholders’ support of our compensation philosophy and the manner in which we compensate our named executive officers. However, the Compensation Committee continually reviews our compensation programs and practices to ensure they continue to support our business strategy and align with stockholder interests.

Objectives of Our Compensation Program

The goal of our compensation program is to create superior long-term value for our investors by attracting, motivating and retaining outstanding employees who serve our customers while also generating financial performance that is better than our competitors. Our compensation program for executives is based in large part on our business needs and challenges in creating stockholder value. To support the achievement of our business strategies and goals, we strive to:

•                     Pay for performance;

•                     Tie equity compensation to long-term value creation for our stockholders;

•                     Align executives' financial interests with those of our stockholders;

•                     Support QCR Holdings’s values, strategy and development of employees;

•                     Foster a team approach among top executives;

•                     Attract, retain and align leaders capable of delivering superior business results;

•                     Provide competitive cash compensation and benefit opportunities; and

•                     Adhere to the highest legal and ethical standards.

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Elements of Compensation

Our executive compensation program consists of several elements, each with an objective that fits into our overall compensation program. The following overview explains the structure and rationale of the elements of compensation used for 2015.

Base Salary

Cash salaries are intended to be competitive with the market, and take into account the individual’s experience, performance, responsibilities, and past and potential contribution to QCR Holdings. The salaries are intended to offer each executive security and to allow QCR Holdings to maintain a stable management team and environment. The Compensation Committee reviews the salaries of the named executive officers on an annual basis. The Compensation Committee uses its own judgment, as well as its outside consultants’ expertise, when determining the positioning of each executive’s salary compared to the competitive marketplace. Examples of the determining factors include the executive’s level of responsibility, prior experience, length of time with QCR Holdings, breadth of knowledge and internal performance. There is no specific weighting of the above-mentioned items.

Annual Cash Incentive Bonus

Annual cash incentive bonuses are an important piece of total compensation for our named executive officers as they support and encourage the achievement of our business goals and strategies by tying a meaningful portion of cash compensation to financial results for the year as compared to internal and external standards. The Committee believes the named executive officers should have a significant portion of their total compensation package at risk and available through an annual cash incentive program. However, maximum bonus opportunities are capped to avoid encouraging excessive risk-taking and to avoid any focus on maximizing short-term results at the expense of long-term soundness.

Each executive has measurable goals that were determined by the Compensation Committee at the beginning of 2015, and focus primarily on net income and other financial performance. Annual bonuses for named executive officers for 2015 were determined based on quantitative and qualitative analyses performed by the Compensation Committee at the beginning of 2016. Net income in excess of 25% of budgeted net income is required for any bonuses to be paid to our named executive officers.

Long-Term Stock Incentives

Equity compensation is the other key element of compensation for our named executive officers. We use the QCR Holdings, Inc. Equity Incentive Plan, which authorizes various types of long-term incentive awards, to drive the creation of long-term value for our stockholders, attract and retain executives capable of effectively executing our business strategies and structure compensation to account for the time horizons of risks. Equity compensation supports the achievement of many of our key compensation objectives:

•	Tie pay to performance by linking compensation to stockholder value creation;
•	Align executives' interests with those of our stockholders;
•	Attract executives, particularly those interested in building long-term value for our stockholders (as equity compensation is an element of competitive pay packages for executives); and
•	Retain executives and reward continued service by providing for forfeiture of awards prior to satisfaction of multi-year vesting periods.

Equity Incentive Plans. QCR Holdings has maintained various equity incentive plans. Currently, all new equity awards are made under our 2013 Equity Incentive Plan (the “2013 Equity Plan”), which was adopted by our board and approved by our stockholders in 2013. Initially, there were 400,000 shares authorized for issuance under the plan. In addition, any shares remaining for issuance under our prior plans also were available for issuance under the 2013 Equity Plan, and as of the effective date of the 2013 Equity Plan, no further awards may be granted under those prior plans. The 2013 Equity Plan provides for the issuance of nonqualified stock options, restricted stock, stock appreciation rights and other stock and cash-based awards. As of December 31, 2015, there were 89,073 remaining shares available for grant under the 2013 Equity Plan.

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Employee Stock Purchase Plan. QCR Holdings adopted and stockholders approved the QCR Holdings Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) to be effective in 2003, and in May 2012, the stockholders approved an amended and restated plan. The plan is intended to qualify as an employee stock purchase plan under Section 423 of the Code. The plan allows employees of QCR Holdings and its subsidiaries to purchase shares of common stock available under the plan. The purchase price is currently 90% of the lesser of the fair market value at the date of the grant or the investment date. The investment date is the date common stock is purchased after the end of each calendar quarter during an offering period. Beginning January 1, 2007, the maximum percentage that any one participant can elect to contribute is 8% of his or her compensation. During 2015, 24,033 shares were purchased under the plan.

Retirement Benefits

QCR Holdings 401(k)/Profit Sharing Plan (the “401(k) Plan”). QCR Holdings sponsors a tax-qualified profit sharing plan qualifying under Section 401(k) of the Code. All employees are eligible to participate in the 401(k) Plan. Pursuant to the 401(k) Plan, QCR Holdings matches 100% of the first 3% of employee contributions and 50% of the next 3% of employee contributions, up to a maximum of 4.5% of an employee’s compensation. Additionally, at its discretion, QCR Holdings may make additional contributions to the 401(k) Plan, which are allocated to the accounts of participants based on relative compensation. The total contributions under the 401(k) Plan for the benefit of our named executive officers are reflected in the Summary Compensation Table of this proxy statement.

Deferred Compensation

Non-qualified Supplemental Executive Retirement Program. QCR Holdings provides a Non-qualified Supplemental Executive Retirement Plan (“SERP”) to certain of its key executives, which will provide supplemental retirement income to the named executive officers. The Compensation Committee believes that the SERP benefits are an important component of competitive compensation packages. Each SERP includes retention and non-competition provisions intended to protect QCR Holdings and help support the objectives of maintaining a stable, committed, and qualified team of key executives.

QCR Holdings currently has SERP arrangements in place for Messrs. Hultquist, Gipple, and Helling. The SERP arrangements were approved by QCR Holdings in April 2004, and have an effective date of May 2004. Under the agreements, Messrs. Gipple and Helling will receive a supplemental retirement benefit in an annual pre-tax amount equal to 2.5% for each year of full-time service until the executive reaches age 65 (not to exceed 40 years), multiplied by the executive’s average annual base salary plus cash bonus for the three most recently completed plan years, subject to a maximum of 70%. The retirement benefit under the SERP will be reduced by any contributions plus earnings thereon made by QCR Holdings to the credit of the executive pursuant to the 401(k) Plan or other deferred compensation plans. In December 2015, QCR Holdings amended the arrangement with Mr. Hultquist, to specify annual benefits that are not tied to a formula. The specified benefits range from $144,926 per year following a retirement before Mr. Hultquist attains 61 years of age to $220,650 per year following a retirement on or after Mr. Hultquist attains 65 years of age.

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The retirement benefit payable under the SERP arrangements will generally be paid in 180 monthly installments. The executive is eligible for the retirement benefit if he retires after reaching age 55 and has at least 10 years of service. The SERP arrangements also provide for the payment of a survivor’s benefit payable to a participating executive’s beneficiary upon the executive’s death.

Pursuant to the existing SERP arrangements, assuming the participating executives retire on or after reaching age 55 and based on the participants’ salary and cash bonus paid for 2015, we will owe the following projected annual amounts at retirement: Mr. Hultquist - $144,926; Mr. Gipple - $103,013; Mr. Helling - $63,305.

Non-Qualified Deferred Compensation Plan Agreements. QCR Holdings has entered into deferred compensation plan agreements with the named executive officers to allow them to defer a portion of their salary or annual bonus. These plans are voluntary, non-tax qualified, deferred compensation plans that enable the executives to save for retirement by deferring a portion of their current cash compensation. QCR Holdings matches these deferrals up to certain maximums and interest is earned at the prime rate subject to certain floor and cap rates, as follows:

	Deferred Compensation Plan Agreements
Executive	2015 Contribution	2015 Match	Interest Rate Floor and Cap
Douglas M. Hultquist	$20,000	$20,000	4.00% - 8.00%
Todd A. Gipple	$20,000	$17,500	6.00% - 12.00%
Larry J. Helling	$17,500	$17,500	8.00% - 12.00%
John H. Anderson	$10,000	$10,000	4.00% - 8.00%
Thomas D. Budd	$8,000	$8,000	4.00% - 8.00%
Cathie S. Whiteside	$33,522	$14,261	4.00% - 8.00%

If any of Messrs. Hultquist, Gipple or Helling is terminated in connection with a change in control, the terminated executive would be entitled to receive the greater of his then existing account balance or a guaranteed minimum amount. Based on their current account balance, Mr. Hultquist would receive an additional $257,414; Mr. Gipple would receive an additional $718,277; and Mr. Helling would receive an additional $348,872.

Both the SERP and the non-qualified deferred compensation plan agreements are considered “unfunded” general contractual obligations of QCR Holdings and are subject to the claims of our creditors. In the event that QCR Holdings becomes insolvent, the participants will be unsecured general creditors of QCR Holdings. The Compensation Committee believes that this form of “at risk” compensation helps to insure that the interests of the plan participants are aligned with the long-term interests of QCR Holdings, its debt holders, and its stockholders.

Deferred Income Plans. QCR Holdings adopted and stockholders approved the 1997 Deferred Income Plan and 2005 Deferred Income Plan to enable directors and selected key officers of QCR Holdings and its related companies, to elect to defer all or a portion of the fees and cash compensation payable to them for their service as directors or employees. The plan then purchases shares of QCR Holdings common stock at market value which are held in a rabbi trust associated with the plans.

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Perquisites and Other Benefits

The named executive officers participate in QCR Holdings’s broad-based employee benefit plans, such as medical, dental, disability and life insurance coverage programs, under the same terms as other eligible employees. Each also receives an automobile allowance. Messrs. Anderson and Budd receive payments for country club memberships. In addition, QCR Holdings pays for tax planning and preparation services for Messrs. Hultquist, Gipple and Helling. The value of the perquisites provided by or paid for by QCR Holdings is reflected in the Summary Compensation Table in this proxy statement, and are similar to other bank holding companies within the industry.

Employment Agreements

Employment agreements are in place with each of our named executive officers. We believe employment agreements help us recruit and retain executives with the experience, skills, knowledge and background needed to achieve our business goals and strategy.

2013 Equity Plan - Acceleration of Awards

The 2013 Equity Plan provides for possible accelerated vesting of awards granted to all participants, including our named executive officers, in certain circumstances. Unless provided otherwise in the agreements setting forth the terms of the award, vesting will be accelerated for outstanding awards upon a “change in control” of QCR Holdings (as defined in the 2013 Equity Plan) if the awards are not assumed or otherwise equitably converted into comparable awards by the acquiring company. If the awards are assumed by the acquiror and a participant's employment is terminated without “cause” or a participant resigns for “good reason,” the participant's awards will become vested (this is what is known as a “double trigger” approach). We adopted this approach, rather than providing for vesting solely upon a change in control (a “single trigger” approach), because we believe the double trigger provides adequate employment protection and reduces, for the stockholders' benefit, potential transaction costs associated with the awards. Further, the award agreements generally provide that vesting will be accelerated for outstanding awards upon the respective participant's disability or death.

Compensation Process

The Compensation Committee has broad discretion in overseeing our compensation programs. It reviews each element of compensation for each of our named executive officers at least once each year and makes a final determination regarding any adjustments to their current compensation structure and levels after considering a number of factors. The Compensation Committee takes into account the scope of each named executive officer's responsibilities, performance and experience, as well as competitive compensation levels in reviewing compensation. During the annual review process, the Compensation Committee also reviews our full-year financial results against other banking organizations and reviews the structure of our compensation programs relative to sound risk management.

The primary considerations in making executive compensation decisions are:

•	Key financial measurements;
•	Strategic initiatives related to our business;
•	Achievement of specific operational goals relating to the executive's area of oversight;
•	Compensation of other QCR Holdings executives; and
•	Compensation of peer group executives.

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Consulting Assistance

Under its charter, the Compensation Committee has the authority to retain its own compensation consultants. In June 2015, the Compensation Committee retained Frederic W. Cook & Co., Inc. (“FWC”) as its compensation consultant to provide it with independent analysis and advice on executive compensation-related matters including a review of the compensation program actions recommended by management, reviewing the chosen peer group and survey data for competitive comparisons and advising it on best practices and ideas for board governance of executive compensation. FWC reports directly to the Compensation Committee, and management has not retained its own compensation consultant. The Compensation Committee has conducted an inquiry and assessment with respect to FWC, including the factors relating to independence specified in NASDAQ listing requirements, and determined that it is independent of management and has no conflicts of interest in acting as a compensation consultant to the Compensation Committee.

Role of Executive Officers

As requested by the Compensation Committee, various members of management facilitate the Committee's consideration of compensation for our named executive officers by providing information for the Committee's review. In particular, Mr. Hultquist provides background and recommendations with respect to each of the other named executive officers. Mr. Hultquist is not present for the discussion or determination of his compensation. Information considered includes, among other items, financial results and analysis, performance evaluations, compensation provided to our named executive officers, technical and regulatory considerations, and input on program design and possible modifications.

Peer Group

Market pay practices are one of many factors we consider in setting executive pay levels and designing compensation programs. Information on pay levels and practices is gathered for a group of publicly traded companies selected based on their business focus, scope and location of operations, size and other considerations. QCR Holdings's peer group of 19 financial institutions was jointly presented by FWC and our management and approved by the Compensation Committee. QCR Holdings is in the middle of the group in terms of size. The companies in the group are reviewed and evaluated on a periodic basis. The following is the composition of the peer group as of December 31, 2015.

Cobiz Financial Inc.	German American Bancorp, Inc.	Mainsource Financial Group
Enterprise Financial Services Corp.	Great Southern Bancorp Inc.	Mercantile Bank Corp.
First Busey Corporation	Heartland Financial USA Inc.	Midwestone Financial Group, Inc.
First Business Financial Services	Hills Bancorporation	Stock Yard Bancorp, Inc.
First Financial Corp.	Horizon Bancorp	The Bank Of Kentucky Financial
First Mid Illinois Bancshares Inc.	Lakeland Financial Corp.	West Bancorp., Inc.
Macatawa Bank Corp.

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Analysis of 2015 Compensation

Consistent with our philosophy of linking compensation to performance, the compensation for our named executive officers in 2015 was based, in part, on our business results in 2015. This section discusses the compensation actions that were taken in 2015 for our named executive officers, as detailed further below.

Base Salary

Salaries for our named executive officers for 2015 and 2016 are as follows:

Executive	2015 Salary	2016 Salary
Douglas M. Hultquist	$290,000	$290,000
Todd A. Gipple	$251,899	$251,899
Larry J. Helling	$251,899	$251,899
John H. Anderson	$200,000	$200,000
Thomas D. Budd	$172,000	$172,000
Cathie S. Whiteside	$162,000	$162,000

For 2016, there was no increase in the base salaries for the named executive officers.

Annual Incentive Bonus

On an annual basis, the Compensation Committee considers targets that will be applicable with respect to annual incentive bonus awards for our named executive officers. At the beginning of 2015, the Compensation Committee defined specific threshold, target, and maximum award opportunities as a percentage of salary for each of our named executive officers. The specific percentages applicable to each individual officer are based on that individual’s position and competitive market data for similar positions. The 2015 awards were contingent primarily on performance relative to goals for net income and other financial performance measures, which are objectives that are aligned with those of QCR Holdings’s stockholders. The performance criteria were weighted to reflect QCR Holdings’s strategic objectives. In addition, the named executives also have individual performance goals that were consistent with QCR Holdings’s 2015 strategic objectives and more closely aligned with their specific role with QCR Holdings.

As noted above, our named executive officers would not have been eligible to receive an annual incentive bonus if QCR Holdings’s net income did not exceed 25% of budgeted net income. The Compensation Committee determines a threshold, target and maximum annual incentive bonus for each named executive officer. For 2015, those levels were set at the following (as a percentage of base salary):

Executive	Threshold	Target	Maximum
Douglas M. Hultquist	50.0%	100.0%	125.0%
Todd A. Gipple	27.5%	55.0%	68.8%
Larry J. Helling	27.5%	55.0%	68.8%
John H. Anderson	22.5%	45.0%	67.5%
Thomas D. Budd	22.5%	45.0%	67.5%
Cathie S. Whiteside	20.0%	40.0%	60.0%

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For 2015, the weighting of the performance criteria as a percentage of the total targeted cash incentives were set at the following (as a percentage of base salary):

Executive	Corporate Goals	Individual Goals (including Living the Brand)	Target Award
Douglas M. Hultquist	95.0%	5.0%	100.0%
Todd A. Gipple	44.0%	11.0%	55.0%
Larry J. Helling	14.0%	41.0%	55.0%
John H. Anderson	14.0%	31.0%	45.0%
Thomas D. Budd	14.0%	31.0%	45.0%
Cathie S. Whiteside	18.0%	22.0%	40.0%

Douglas M. Hultquist. The Compensation Committee established the following corporate goals for Mr. Hultquist:

Corporate Goals	Goal Weight	Threshold	Target	Maximum
QCR Holdings net income	55%	$13.6M	$15.7M	$16.9M
QCR Holdings efficiency ratio	10%	76.11%	74.26%	73.25%
QCR Holdings NPAs to total assets	10%	1.25%	1.15%	1.05%
QCR Holdings net interest margin	10%	3.30%	3.39%	3.43%
QCR Holdings loan growth	10%	$146M	$172M	$183M

Todd A. Gipple. The Compensation Committee established the following corporate goals for Mr. Gipple:

Corporate Goals	Goal Weight	Threshold	Target	Maximum
QCR Holdings net income	60%	$13.6M	$15.7M	$16.9M
QCR Holdings efficiency ratio	20%	76.11%	74.26%	73.25%

In addition to the corporate goals established, individual goals were also established for Mr. Gipple. He had an additional 15% goal weighting assigned to achievement of acceptable service level ratings with respect to QCR Holdings’s ten internal departments. It was determined that, with respect to his individual goal, Mr. Gipple achieved a result between target and maximum.

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Larry J. Helling. The Compensation Committee established the following corporate and Cedar Rapids Bank and Trust goals for Mr. Helling:

Corporate/Individual Goals	Goal Weight	Threshold	Target	Maximum
QCR Holdings net income	25%	$13.6M	$15.7M	$16.9M
Cedar Rapids Bank and Trust net income	30%	$5.9M	$6.8M	$7.4M
Cedar Rapids Bank and Trust deposit growth	10%	$16.5M	$20.0M	$22.5M
Cedar Rapids Bank and Trust NPAs to total assets	10%	1.0%	0.8%	0.7%
m2 Lease Funds net income	20%	$3.8M	$4.6M	$5.0M

John H. Anderson. The Compensation Committee established the following corporate and Quad City Bank and Trust goals for Mr. Anderson:

Corporate/Individual Goals	Goal Weight	Threshold	Target	Maximum
QCR Holdings net income	30%	$13.6M	$15.7M	$16.9M
Quad City Bank and Trust net income	35%	$9.9M	$11.3M	$12.2M
Quad City Bank and Trust loan growth	10%	$66.0M	$77.6M	$82.0M
Quad City Bank and Trust deposit growth	10%	$47.0M	$55.0M	$58.5M
Quad City Bank and Trust NPAs to total assets	10%	1.0%	0.8%	0.7%

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Thomas D. Budd. The Compensation Committee established the following corporate and Rockford Bank and Trust goals for Mr. Budd:

Corporate/Individual Goals	Goal Weight	Threshold	Target	Maximum
QCR Holdings net income	30%	$13.6M	$15.7M	$16.9M
Rockford Bank and Trust net income	35%	$2.3M	$2.9M	$3.2M
Rockford Bank and Trust efficiency ratio	10%	71.50%	67.13%	66.50%
Rockford Bank and Trust deposit growth	10%	$12.0M	$14.0M	$16.0M
Rockford Bank and Trust NPAs to total assets	10%	2.0%	1.8%	1.6%

Cathie S. Whiteside. The Compensation Committee established the following corporate goal for Ms. Whiteside:

Corporate Goals	Goal Weight	Threshold	Target	Maximum
QCR Holdings net income	45%	$13.6M	$15.7M	$16.9M
QCR Holdings efficiency ratio	20%	76.11%	74.26%	73.25%

In addition to the corporate goals established, individual goals were also established for Ms. Whiteside. She had an additional 30% goal weighting assigned to progress toward individual goals including revamping QCR Holdings’s internal communications strategy as well as achievement of acceptable service level ratings with respect to QCR Holdings’s human resource department. It was determined that Ms. Whiteside achieved the target level of performance with respect to our internal communication strategy and the maximum level of performance with respect to the human resource department service level rating.

Living the Brand. In addition to the corporate, bank and individual goals described above, the Compensation Committee incentivizes each of our named executive officers to continue to act in ways that the board and management believe enhances the reputation of QCR Holdings, its subsidiary banks and our personnel in all of the communities we serve. We refer to this as “living the brand.” In 2015, each of our named executive officers had a 5% goal weighting associated with living the brand.

2015 Actual Incentive Bonus Awards. QCR Holdings’s actual net income for 2015 was $16.9 million, our efficiency ratio was 72.76%, our non-performing assets to total assets was .74%, and our loan growth was $168.0 million. Cedar Rapids Bank and Trust had net income of $8.1 million, deposit growth of $35.5 million and non-performing assets to total assets of .34%. m2 Lease Funds had pre-tax net income of $4.7 million. Quad City Bank and Trust had net income of $11.7 million, loan growth of $92.1 million and non-performing assets to total assets of .64%. Rockford Bank and Trust had net income of $2.2 million, an efficiency ratio of 73.45%, deposit growth of $11.3 million and non-performing assets to total assets of 1.51%.

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After taking into account the weighting of all criteria and the resulting performance of QCR Holdings and the named executive officers, the Compensation Committee determined the actual annual cash incentive bonuses for 2015 calculated as shown in the table below.

Executive	Corporate Goals	Individual Goals	Actual Award (as % of base salary)
Douglas M. Hultquist	111.9%	6.2%	118.1%
Todd A. Gipple	55.0%	12.9%	67.9%
Larry J. Helling	17.2%	49.1%	66.3%
John H. Anderson	20.3%	43.6%	63.9%
Thomas D. Budd	20.3%	20.3%	40.6%
Cathie S. Whiteside	39.0%	17.0%	56.0%

Long-Term Stock Incentives

As shown in the following table, the Compensation Committee had targeted equity compensation awards between 16% and 40% of salary for 2015. This table shows the award opportunities for both the equity grants as a percentage of salary for each executive, based upon grant date fair value as used for determining expense in the financial statements. The table also presents the actual 2015 equity grants that were awarded in January 2016 based upon the executive’s performance in 2015. For all executives, 50% of the aggregate value earned was awarded as a grant of stock options and the remaining 50% of the aggregate value earned was awarded as a grant of restricted stock. The option and restricted stock awards are subject to a four-year vesting schedule with equal portions vesting on each anniversary of the original grant date.

	2015 Performance-Based Equity Incentive Plan (Grant Value Stock Option and Restricted Stock Awards as a Percent of Salary)
Executive	2015 Target	2015 Award
Douglas M. Hultquist	40.0%	47.2%
Todd A. Gipple	40.0%	49.4%
Larry J. Helling	40.0%	48.2%
John H. Anderson	20.0%	28.4%
Thomas D. Budd	16.0%	14.4%
Cathie S. Whiteside	16.0%	22.4%

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Regulatory Considerations

As a publicly-traded financial institution, QCR Holdings must contend with several often overlapping layers of regulations when considering and implementing compensation-related decisions. These regulations do not set specific parameters within which compensation decisions must be made, but do require the QCR Holdings and the Committee to be mindful of the risks that often go hand-in-hand with compensation programs designed to incentivize the achievement of better than average performance. While the regulatory focus on risk assessment has been heightened over the last several years, the incorporation of general concepts of risk assessment into compensation decisions is not a recent development.

The Committee continues to believe in and practice a sensible approach to balancing risk-taking and rewarding reasonable, but not necessarily easily attainable, goals and this has always been a component of its overall assessment of the compensation plans, programs and arrangements it has put in place for our named executive officers. The Committee believes we have adequate policies and procedures in place to balance and control any risk-taking that may be incentivized by the employee compensation plans. The Committee further believes that such policies and procedures will work to limit the risk that any employee would manipulate reported earnings in an effort to enhance his or her compensation.

In making decisions about executive compensation, in addition to the above, we also consider the impact of other regulatory provisions, including: the provisions of Code Section 162(m) that may limit the tax deductibility of certain compensation unless it is considered performance-based; Code Section 409A regarding nonqualified deferred compensation; and Code Section 280G regarding excise taxes and deduction limitations on golden parachute payments made in connection with a change in control. In making decisions about executive compensation, we also consider how various elements of compensation will impact our financial results. For example, we consider the impact of FASB ASC Topic 718, which requires us to recognize the compensation cost of grants of equity awards based upon the grant date fair value of those awards.

Share Ownership and Retention Guidelines

We believe that our named executive officers and nonemployee directors should have a significant equity interest in QCR Holdings. To promote such equity ownership and further align the interests of our executives and directors with our stockholders, we maintain share retention and ownership guidelines that require our named executive officers and our directors to hold shares of common stock of QCR Holdings that are described on page 18. Until the stock ownership guidelines are met, the executive shall have his or her annual incentive paid solely in shares of QCR Holdings common stock (net of required withholding) and the director shall have his or her director fees paid solely in shares of QCR Holdings common stock under our equity compensation program. The guidelines are subject to periodic review by the Compensation Committee and compliance is monitored on an annual basis. All of our named executive officers are currently in compliance with these guidelines.

Insider Trading Policy

QCR Holdings has an insider trading policy that permits open market transactions in QCR Holdings stock beginning two trading days following the date of public disclosure of the financial results each fiscal quarter until two weeks before the end of the next fiscal quarter. In addition, our named executive officers may purchase QCR Holdings common stock through payroll deductions under our 401(k) Plan and Employee Stock Purchase Plan. Changes to certain elections under the 401(k) Plan and Employee Stock Purchase Plan may only be done during the period when open market transactions are permitted. All of our named executive officers are currently in compliance with this policy.

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Anti-Hedging Policy

QCR Holdings’s insider trading policy includes provisions that specifically prohibit all employees and directors from entering into hedging transactions involving QCR Holdings securities. To our knowledge, none of our officers or directors has entered into a hedging transaction involving QCR Holdings stock in violation of this prohibition.

Anti-Pledging Policy

QCR Holdings’s insider trading policy includes provisions that prohibit our directors and executive officers from pledging QCR Holdings securities without the prior approval of the Nomination and Governance Committee. To our knowledge, none of our officers or directors has pledged his or her stock in violation of this policy.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and approved the Compensation Discussion and Analysis contained in this proxy statement with management. Based on discussion with management, the Compensation Committee recommended that the board of directors approve and include the Compensation Discussion and Analysis in this proxy statement.

Compensation Committee:

Patrick S. Baird	Linda K. Neuman
James J. Brownson	Ronald G. Peterson
Mark C. Kilmer	George T. Ralph III

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

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Summary of Compensation Paid to Named Executive Officers

The table below sets forth the following information for the years ended December 31, 2015, 2014 and 2013: (i) the dollar value of base salary earned; (ii) the aggregate grant date fair value of stock awards granted, calculated in accordance with FASB ASC Topic 718; (iii) the aggregate grant date fair value of option awards granted, calculated in accordance with FASB ASC Topic 718; (iv) the dollar value of earnings for services pursuant to awards granted under non-equity incentive plans; (v) above-market earnings on nonqualified deferred compensation; (vi) all other compensation; and (vii) the dollar value of total compensation.

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)(1)	Option awards ($)(1)	Non-equity incentive plan compensation ($)	Change in Pension Value and Nonqualified deferred compensation earnings ($)(2)	All other compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Douglas M. Hultquist, President and CEO	2015 2014 2013	$290,000 $290,000 $290,000	-- -- $32,000	$79,020 $72,761 $94,636	$79,020 $72,761 $94,633	$342,558 $210,715 $194,041	$141,078 $367,880 $74,272	$66,604(3) $74,878 $68,755	$998,281 $1,088,995 $848,337
Todd A. Gipple, EVP, COO and CFO	2015 2014 2013	$251,899 $251,899 $244,800	-- -- $55,000	$47,380 $38,577 $44,196	$47,385 $38,573 $44,200	$171,033 $130,310 $106,090	$106,879 $103,443 $90,244	$50,706(4) $55,082 $50,305	$675,283 $617,884 $634,835
Larry J. Helling, President and CEO of Cedar Rapids Bank	2015 2014 2013	$251,899 $251,899 $244,800	-- -- $51,000	$35,924 $46,068 $51,301	$35,925 $46,076 $51,310	$167,051 $98,791 $126,708	$8,023 $131,737 $49,553	$56,710(5) $58,227 $55,917	$555,532 $632,798 $630,589
John H. Anderson, President and CEO of Quad City Bank	2015 2014 2013	$200,000 $193,800 $193,800	-- -- --	$23,034 $12,722 $18,661	$23,042 $12,729 $18,661	$127,801 $103,683 $57,282	-- -- --	$41,828(6) $37,935 $35,322	$415,710 $360,869 $323,726
Thomas D. Budd President and CEO of Rockford Bank	2015 2014 2013	$172,000 $162,582 $158,000	-- -- --	$4,268 $9,285 $8,811	$4,275 $9,293 $8,811	$69,739 $29,490 $46,448	-- -- --	$46,504(7) $40,606 $43,821	$296,786 $251,256 $265,891
Cathie S. Whiteside EVP	2015 2014 2013	$162,000 $157,710 $153,265	-- -- $12,000	$10,651 $8,755 $10,360	$10,657 $8,747 $10,360	$90,720 $71,054 $58,319	-- -- --	$43,042(8) $39,580 $41,484	$317,078 $285,846 $285,788

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(1)	In accordance with the Securities and Exchange Commission reporting requirements, we report all equity awards at full grant date fair value of each award calculated in accordance with FASB ASC Topic 718. For restricted stock, the fair value per share is equal to the closing price of our stock on the date of the grant. For stock options, the fair value per share is based on certain assumptions that are explained in the footnotes to our financial statements, which are included in our Annual Report on Form 10-K.

(2)	The amounts reflected in this column include both an increase in the actuarial present value of the executive’s benefit under his QCR Holdings, Inc. Non-qualified Supplemental Executive Retirement Plan as well as “above market earnings” under the deferred compensation arrangement. The increase in present value reflected in the table with respect to 2014 reflects the impact of U.S. Department of the Treasury rules that prevented QCR Holdings from paying cash bonuses to its named executive officers. As described on page 23, the formula used to determine the supplemental retirement benefit considers only average base salary and cash bonuses paid. The amount of above market earnings is determined in accordance with, and for purposes of, proxy disclosure rules only (generally over 120% of the applicable federal long-term rate). The portion of the amount reflected that is attributable to above market earnings is: (i) with respect to Mr. Hultquist, for 2015 equal to $11,895, for 2014 equal to $14,955, and for 2013 equal to $10,405; and (ii) with respect to Mr. Helling, for 2015 equal to $10,862, for 2014 equal to $7,477, and for 2013 equal to $6,549. Mr. Gipple had no above market earnings as determined for purposes of proxy disclosure rules.

(3)	Mr. Hultquist had contributions made to the 401(k) Plan for his benefit in the amount of $11,295; reimbursement for tax preparation services in the amount of $2,590; car allowance of $12,000; and dividends paid on his restricted stock of $746. In addition, pursuant to the deferred compensation arrangement, QCR Holdings made a matching contribution for his benefit in the amount of $20,000. QCR Holdings also provided a life insurance benefit to Mr. Hultquist that was valued, pursuant to Code rules, at $19,343.

(4)	Mr. Gipple had contributions made to the 401(k) Plan for his benefit in the amount of $11,925; reimbursement for tax preparation services in the amount of $2,590; car allowance of $8,000; and dividends paid on his restricted stock of $392. In addition, pursuant to the deferred compensation arrangement, QCR Holdings made a matching contribution for his benefit in the amount of $17,500. QCR Holdings also provided a life insurance benefit to Mr. Gipple that was valued, pursuant to Code rules, at $10,299.

(5)	Mr. Helling had contributions made to the 401(k) Plan for his benefit in the amount of $11,925; reimbursement for tax preparation services in the amount of $1,125; car allowance of $6,000; and dividends paid on his restricted stock of $459. In addition, pursuant to the deferred compensation arrangement, QCR Holdings made a matching contribution for his benefit in the amount of $17,500. QCR Holdings also provided a life insurance benefit to Mr. Helling that was valued, pursuant to Code rules, at $19,701.

(6)	Mr. Anderson had contributions made to the 401(k) Plan for his benefit in the amount of $11,925; car allowance of $6,000; reimbursement for country club memberships in the amount of $6,470; and dividends paid on his restricted stock of $269. In addition, pursuant to the deferred compensation arrangement, QCR Holding made a matching contribution for benefit in the amount of $10,000. QCR Holdings also provided life insurance benefit to Mr. Anderson that was valued, pursuant to Code rules, at $7,164.

(7)	Mr. Budd had contributions made to the 401(k) Plan for his benefit in the amount of $6,750; reimbursement for country club memberships in the amount of $14,614; car allowance of $6,000; and dividends paid on his restricted stock of $143. In addition, pursuant to the deferred compensation arrangement, QCR Holdings made a matching contribution for his benefit in the amount of $8,000. QCR Holdings also provided a life insurance benefit to Mr. Budd that was valued, pursuant to Code rules, at $10,997.

(8)	Ms. Whiteside had contributions made to the 401(k) Plan for her benefit in the amount of $11,925; car allowance of $4,800; annual physical examination of $2,218; and dividends paid on her restricted stock of $167. In addition, pursuant to the deferred compensation arrangement, QCR Holdings made a matching contribution for her benefit in the amount of $14,261. QCR Holdings also provided a life insurance benefit to Ms. Whiteside that was valued, pursuant to Code rules, at $9,671.

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Grant of Plan Based Awards

The following table provides information on non-equity incentive plan awards and equity awards made to our named executive officers during 2015. The non-equity incentive plan awards were made under the annual cash incentive program and the equity awards were made under our Equity Incentive Plan, each of which is described in our CD&A.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: # of Shares of Stock or Units	All Other Option Awards: # of Securities Underlying Options	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards
		Threshold	Target	Maximum
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Douglas M. Hultquist	2/2/15	-- $0	-- $232,000	-- $290,000	5,291	15,786	$17.49	$158,040
Todd A. Gipple	2/2/15	-- $0	-- $138,544	-- $173,181	3,074	9,172	$17.49	$94,765
Larry J. Helling	2/2/15	-- $0	-- $138,544	-- $173,181	2,278	6,795	$17.49	$71,849
John H. Anderson	2/2/15	-- $0	-- $87,210	-- $130,815	1,317	4,307	$17.49	$46,081
Thomas D. Budd	2/2/15	-- $0	-- $65,033	-- $97,549	244	799	$17.49	$8,544
Cathie S. Whiteside	2/2/15	-- $0	-- $63,084	-- $94,626	609	1,992	$17.49	$21,316

(1) The amounts set forth in the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” columns reflect the threshold, target and maximum payouts for performance under the annual cash incentive program as described in the section titled “Annual Cash Incentive Bonus” in the CD&A. The amount earned by each named executive officer for 2015 performance is included in the Summary Compensation Table in the column titled “Non-Equity Incentive Compensation Plan.”

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information on outstanding equity awards held by the individuals named in the Summary Compensation Table at December 31, 2015, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and the expiration date of each outstanding option. Other than what is footnoted below, the options expire 10 years from the date of grant and vest in five equal annual portions beginning one year from the date of grant. All stock awards are restricted stock. The market value of stock awards is based on our closing stock price on December 31, 2015, which was $24.29.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Douglas M. Hultquist	3,900 2,450 25,785 11,282 9,677 9,848 12,298 4,270 -- -- -- --	-- -- -- -- -- -- 6,149(1) 8,540(1) 14,770(1) -- -- --	-- -- -- -- -- -- -- -- -- -- -- --	$19.05 $16.85 $15.62 $9.30 $9.00 $9.30 $15.65 $17.10 $17.49 -- -- --	1/27/2016 1/26/2017 5/7/2018 2/2/2019 2/1/2020 2/1/2022 2/1/2023 2/3/2024 2/2/2025 -- -- --	-- -- -- -- -- -- -- -- -- 2,015(2) 2,836(3) 4,518(4)	-- -- -- -- -- -- -- -- -- $48,944 $68,886 $109,742
Todd A. Gipple	1,250 375 1,125 5,920 3,390 5,744 2,264 -- -- -- --	-- -- -- -- -- 2,872(1) 4,527(1) 8,857(1) -- -- --	-- -- -- -- -- -- -- -- -- -- --	$19.05 $17.60 $16.85 $15.62 $9.30 $15.65 $17.10 $17.49 -- -- --	1/27/2016 10/26/2016 1/26/2017 5/7/2018 2/1/2022 2/1/2023 2/3/2024 2/2/2025 -- -- --	-- -- -- -- -- -- -- -- 941(2) 1,504(3) 2,709(4)	-- -- -- -- -- -- -- -- $22,857 $36,532 $65,802
Larry J. Helling	2,350 2,800 5,021 4,581 4,186 16,597 6,668 2,704 -- -- -- --	-- -- -- -- -- -- 3,334(1) 5,408(1) 6,715(1) -- -- --	-- -- -- -- -- -- -- -- -- -- -- --	$19.05 $16.85 $15.62 $9.30 $9.00 $9.30 $15.65 $17.10 $17.49 -- -- --	1/27/2016 1/26/2017 5/7/2018 2/2/2019 2/1/2020 2/1/2022 2/1/2023 2/3/2024 2/2/2025 -- -- --	-- -- -- -- -- -- -- -- -- 1,092(2) 1,796(3) 2,054(4)	-- -- -- -- -- -- -- -- -- $26,525 $43,625 $49,892

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	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
John H. Anderson	2,500 2,000 2,500 800 800 1,156 1,456 449 -- -- -- -- -- --	-- -- -- -- 800 2,312 2,183 1,792 4,307 -- -- -- -- --	-- -- -- -- -- -- -- -- -- -- -- -- -- --	$16.85 $17.54 $15.62 $9.00 $7.99 $9.30 $15.65 $17.10 $17.49 -- -- -- -- --	1/26/2017 6/1/2017 2/1/2018 2/1/2020 2/1/2021 2/1/2022 2/1/2023 2/3/2024 2/2/2025 -- -- -- -- --	-- -- -- -- -- -- -- -- -- 200(5) 637(6) 714(7) 595(8) 1,317(4)	-- -- -- -- -- -- -- -- -- $4,858 $15,473 $17,343 $14,453 $31,990
Thomas D. Budd	-- -- -- -- -- -- -- -- -- --	500 934 1,029 1,308 799 -- -- -- -- --	-- -- -- -- -- -- -- -- -- --	$7.99 $9.30 $15.65 $17.10 $17.49 -- -- -- -- --	2/1/2021 2/1/2022 2/1/2023 2/3/2024 2/2/2025 -- -- -- -- --	-- -- -- -- -- 200(5) 311(6) 337(7) 434(8) 244(4)	-- -- -- -- -- $4,858 $7,554 $8,186 $10,542 $5,927
Cathie Whiteside	300 300 5,000 1,000 1,500 1,600 1,659 810 308 -- -- -- -- -- --	-- -- -- -- -- 400 1,105 1,212 1,232 1,992 -- -- -- -- --	-- -- -- -- -- -- -- -- -- -- -- -- -- -- --	$18.38 $16.85 $15.00 $9.30 $9.00 $7.99 $9.30 $15.65 $17.10 $17.49 -- -- -- -- --	1/5/2016 1/26/2017 9/4/2017 2/2/2019 2/1/2020 2/1/2021 2/1/2022 2/1/2023 2/3/2024 2/2/2025 -- -- -- -- --	-- -- -- -- -- -- -- -- -- -- 200(5) 368(6) 396(7) 409(8) 609(4)	-- -- -- -- -- -- -- -- -- -- $4,858 $8,939 $9,619 $9,935 $14,793
(1)	Options vest in three equal annual portions beginning one year from date of grant.
(2)	Unvested stock awards were granted on May 1, 2013 and vest in three equal portions beginning February 1, 2014.
(3)	Unvested stock awards were granted on February 3, 2014 and vest in three equal portions beginning February 3, 2015.
(4)	Unvested stock awards were granted on February 2, 2015 and vest in four equal portions beginning February 2, 2016.
(5)	Unvested stock awards were granted on February 1, 2011 and vest in five equal portions beginning February 1, 2012.
(6)	Unvested stock awards were granted on February 1, 2012 and vest in five equal portions beginning February 1, 2013.
(7)	Unvested stock awards were granted on February 1, 2013 and vest in five equal portions beginning February 1, 2014.
(8)	Unvested stock awards were granted on February 3, 2014 and vest in five equal portions beginning February 3, 2015.

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The following table sets forth information for each of the individuals named in the Summary Compensation Table regarding stock option exercises and vesting of stock awards during 2015.

Option (and SAR) Exercises and Stock Vested in 2015

	Option Awards		Stock Awards
(a)	(b)	(c)	(d)	(e)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Douglas M. Hultquist			4,419	$77,590
Todd A. Gipple			2,201	$38,640
Larry J. Helling			3,650	$64,123
John H. Anderson	1,000	$1,563	1,107	$19,464
Thomas D. Budd	6,219	$38,858	778	$13,679
Cathie S. Whiteside			820	$14,419

The following table sets forth the present value of accumulated benefits payable to each of the individuals named in the Summary Compensation Table, including the number of years of service credited to each under the SERP determined using interest rate and mortality rate assumptions consistent with those used in our financial statements. Information regarding the SERP can be found under the heading “Non-qualified Supplemental Executive Retirement Program” beginning on page 23 of this proxy statement.

Pension Benefits
(Non-Qualified Supplemental Executive Retirement Plan)

Name	Plan name	Number of years credited service (#)	Present value of accumulated benefit ($)	Payments during last fiscal year ($)
(a)	(b)	(c)	(d)(1)	(e)
Douglas M. Hultquist	Supplemental Executive Retirement Plan	21	$1,507,979	--
Todd A. Gipple	Supplemental Executive Retirement Plan	15	$732,244	--
Larry J. Helling	Supplemental Executive Retirement Plan	14	$631,642	--

(1) Each calendar year, QCR Holdings accrues an expense with respect to the SERP in accordance with generally accepted accounting principles. During 2015, the following amounts were accrued with respect to each of our named executive officers: Mr. Hultquist – $129,183; Mr. Gipple – $106,879; and Mr. Helling – ($2,839).

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The following table sets forth information concerning our non-qualified deferred compensation agreements with each individual named in the Summary Compensation Table. The agreements are discussed in detail on page 24 of this proxy statement.

Non-Qualified Deferred Compensation

Name	Executive contributions in 2015 ($)	Registrant contributions in 2015 ($)	Aggregate earnings in 2015 ($)	Aggregate withdrawals/ distributions ($)	Aggregate balance at 12/31/15 ($)
(a)	(b)	(c)	(d)	(e)	(f)
Douglas M. Hultquist	$20,000	$20,000	$47,442	--	$1,170,086
Todd A. Gipple	$20,000	$17,500	$31,174	--	$569,723
Larry J. Helling	$17,500	$17,500	$56,545	--	$781,128
John H. Anderson	$10,000	$10,000	$6,309	--	$164,583
Thomas D. Budd	$8,000	$8,000	$9,373	--	$237,987
Cathie S. Whiteside	$33,522	$14,261	$10,019	--	$265,191

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Potential Payments upon Termination or Change in Control

The table below sets forth the estimated amount of compensation payable to each of our named executive officers, as provided under the agreements and arrangements described in the CD&A, upon termination of such officer's employment in the event of (1) termination by QCR Holdings without cause other than in connection with a change in control (2), termination by QCR Holdings without cause or by the officer, in each case in connection with a change in control, and (3) the officer's disability The amounts shown assume the termination was effective as of December 31, 2015, and that the price of QCR Holdings stock as of termination was the closing price of $24.29 on December 31, 2015 (the last trading day of the year). The actual amounts to be paid can be determined only following the named executive officer's termination. We do not provide any benefits to our named executive officers solely as a result of a change in control.

Name	Benefit	Termination without Cause	Termination in Connection with Change in Control	Disability
Douglas M.	Salary	$290,000	$870,000	$193,343(1)
Hultquist	Bonus	$259,771	$779,314	$173,190
	Option acceleration	--	$214,966(3)	--
	Stock award acceleration	--	$227,573(4)	--
	Deferred compensation	--	$257,414(5)	--
	Health insurance	--	$12,242	--
	Tax gross up	--	$962,778(6)	--
Todd A.	Salary	$125,950	$503,798	$167,941(1)
Gipple	Bonus	$77,072	$308,289	$102,768
	Option acceleration	--	$113,351(3)	--
	Stock award acceleration	--	$125,191(4)	--
	Deferred compensation	--	$718,277(5)	--
	Health insurance	--	$13,614	--
	Tax gross up	--	$754,466(6)	--
Larry J.	Salary	$125,950	$503,798	$167,941(1)
Helling	Bonus	--	--	$98,572
	Option acceleration	--	$113,351(3)	--
	Stock award acceleration	--	$120,041(4)	--
	Deferred compensation	--	$348,872(5)	--
	Tax gross up	--	--(6)	--
John H.	Salary	$200,000	$400,000	$120,000(2)
Anderson	Bonus	$96,255	$96,255	$57,753
	Option acceleration	--	$108,730(3)	--
	Stock award acceleration	--	$84,116(4)	--
	Health insurance	--	$3,369	--

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Name	Benefit	Termination without Cause	Termination in Connection with Change in Control	Disability
Thomas D.	Salary	$86,000	$344,000	$114,672(1)
Budd	Bonus	--	--	$32,374
	Option acceleration	--	$45,879(3)	--
	Stock award acceleration	--	$37,067(4)	--
	Health insurance	--	$16,568	--
	Tax gross up	--	--(6)	--
Cathie S.	Salary	$162,000	$243,000	$97,200(2)
Whiteside	Bonus	--	$77,364	$46,419
	Option acceleration	--	$55,959(3)	--
	Stock award acceleration	--	$48,143(4)	--
	Health insurance	--	$2,246	--

(1)	In the event of disability during the employment term, payments based upon then current annual salary and the average annual bonus shall continue thereafter through the last day of the one (1) year period beginning on the date of disability, after which time employment shall terminate. Payments made in the event of disability shall be equal to 66-2/3% of salary and the average annual bonus, less any amounts received under short or long-term disability programs, as applicable. The above amounts do not reflect the offset of disability insurance benefits.
(2)	In the event of disability during the employment term, payments based upon then current annual salary and the average annual bonus shall continue thereafter through the last day of the one (1) year period beginning on the date of disability, after which time employment shall terminate. Payments made in the event of disability shall be equal to 60% of salary and the average annual bonus, less any amounts received under short or long-term disability programs, as applicable. The above amounts do not reflect the offset of disability insurance benefits.
(3)	In the event of a change in control, all outstanding options shall become immediately and fully vested, exercisable and unrestricted, if they are not assumed by the resulting entity or if the executive is terminated by the resulting entity without cause or resigns for good reason. This represents the aggregate fair value of option awards unexercisable at December 31, 2015, computed in accordance with FASB ASC Topic 718.
(4)	In the event of a change in control, all outstanding restricted stock awards shall become immediately and fully vested, exercisable and unrestricted, if they are not assumed by the resulting entity or if the executive is terminated by the resulting entity without cause or resigns for good reason. This represents the aggregate fair value of option awards unexercisable at December 31, 2015, computed in accordance with FASB ASC Topic 718.
(5)	In the event of a termination of employment in connection with a change in control, the named executive officer is entitled to an enhanced benefit, in excess of his already accrued account balance, under his deferred compensation plan agreement.
(6)	Upon a change in control of QCR Holdings, the named executive officer may be subject to certain excise taxes pursuant to Section 4999 of the Internal Revenue Code of 1986, as amended. We have agreed to reimburse for all excise taxes that are imposed under Section 4999 and any income and excise taxes that are payable as a result of any reimbursements for Section 4999 excise taxes. The calculation of the 4999 gross-up amount in the above tables is based upon a 4999 excise tax rate of 20%, a 35% federal income tax rate, a 2.35% Medicare tax rate and, for Mr. Hultquist, a 3.75% state income tax rate and for Mr. Gipple, a 6% state income tax rate. Based on the amounts shown in the “Change-in-Control” column, Messrs. Helling and Budd would not have an excise tax liability.

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Termination and Change in Control Benefits under Mr. Douglas M. Hultquist’s Employment Agreement

On January 1, 2004, we entered into an employment agreement with Mr. Hultquist. In 2008, certain provisions of the employment agreement were amended in order to bring such provisions into compliance with the applicable provisions of Section 409A of the Code (and guidance issued thereunder). The agreement has a three-year term and in the absence of notice from either party to the contrary, the employment term extends for one additional year on each anniversary of the agreement. Mr. Hultquist’s agreement provides term life insurance coverage of two times his base salary and average annual bonus as of the date of the agreement. The agreement provides a disability benefit of up to 66-2/3% of Mr. Hultquist’s base salary and average annual bonus for a period of one year following a termination of employment due to disability. The agreement further provides for severance compensation equal to one year of salary plus average annual bonus and three months of outplacement services in the event Mr. Hultquist is terminated without cause; and three times the sum of his annual salary and average annual bonus and three years of continued health insurance if he is terminated within one year following a change in control or if he voluntarily terminates employment within six months of a change in control. If payments made in connection with a change in control are deemed to be excess parachute payments under the Internal Revenue Code, Mr. Hultquist is entitled to receive a “gross up” payment from QCR Holdings intended to compensate him for any applicable federal or state taxes due with respect to such payments. Under the agreement, Mr. Hultquist is subject to a two-year non-compete provision following the termination of his employment.

Termination and Change in Control Benefits under Mr. Todd A. Gipple’s Employment Agreement

On January 1, 2004, we entered into an employment agreement with Mr. Gipple. In 2008, certain provisions of the employment agreement were amended in order to bring such provisions into compliance with the applicable provisions of Section 409A of the Code (and guidance issued thereunder). The agreement has a three-year term and in the absence of notice from either party to the contrary, the employment term extends for one additional year on each anniversary of the agreement. Mr. Gipple’s agreement provides term life insurance coverage of two times his base salary and average annual bonus as of the date of the agreement. The agreement provides a disability benefit of up to 66-2/3% of Mr. Gipple’s base salary and average annual bonus for a period of one year following a termination of employment due to disability. The agreement further provides for severance compensation equal to one-half of his then-current annual salary plus one-half of his average annual bonus and three months of outplacement services in the event Mr. Gipple is terminated without cause; and two times the sum of his annual salary and average annual bonus and three years of continued health insurance if he is terminated within one year following a change in control or if he voluntarily terminates employment within six months of a change in control. If payments made in connection with a change in control are deemed to be excess parachute payments under the Internal Revenue Code, Mr. Gipple is entitled to receive a “gross up” payment from QCR Holdings intended to compensate him for any applicable federal or state taxes due with respect to such payments. Under the agreement, Mr. Gipple is subject to a two-year non-compete provision following the termination of his employment.

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Termination and Change in Control Benefits under Mr. Larry J. Helling’s Employment Agreement

On January 1, 2004, we entered into an employment agreement with Mr. Helling. In 2008, certain provisions of the employment agreement were amended in order to bring such provisions into compliance with the applicable provisions of Section 409A of the Code (and guidance issued thereunder). The agreement has a two-year term and in the absence of notice from either party to the contrary, the employment term extends for one additional year on each anniversary of the agreement. Mr. Helling’s agreement provides term life insurance coverage of two times his base salary and average annual bonus as of the date of the agreement. The agreement provides a disability benefit of up to 66-2/3% of Mr. Helling’s base salary and average annual bonus for a period of one year following a termination of employment due to disability. The agreement further provides for severance compensation equal to six months of his salary in the event Mr. Helling is terminated without cause and two times his annual salary if he is terminated within one year following a change in control or if he voluntarily terminates employment within six months of a change in control. If payments made in connection with a change in control are deemed to be excess parachute payments under the Internal Revenue Code, Mr. Helling is entitled to receive a “gross up” payment from QCR Holdings intended to compensate him for any applicable federal or state taxes due with respect to such payments. Under the agreement, Mr. Helling is subject to a two-year non-compete provision following the termination of his employment.

Termination and Change in Control Benefits under Mr. John H. Anderson’s Employment Agreement

On October 30, 2009, we entered into an employment agreement with Mr. Anderson. The agreement was subsequently amended on December 18, 2012. The agreement has a one year term and in the absence of notice from either party to the contrary, the employment term extends for an additional year on each anniversary of the agreement. Mr. Anderson’s agreement provides term life insurance coverage of two times his base salary and average annual bonus as of the date of the agreement. The agreement provides a disability benefit of up to 60% of Mr. Anderson’s base salary and average annual bonus for a period of one year following a termination of employment due to disability. The agreement further provides for severance compensation equal to twelve months of base salary and average annual bonus if he is terminated without cause; and two years base salary and average annual bonus and eighteen months of continued health insurance if he is terminated within one year following a change in control or if he voluntarily terminates employment within six months of a change in control. Under the agreement, Mr. Anderson is subject to an eighteen month non-solicitation covenant following the termination of his employment.

Termination and Change in Control Benefits under of Mr. Thomas D. Budd’s Employment Agreement

On June 1, 2004, we entered into an employment agreement with Mr. Budd. In 2008, certain provisions of the employment agreement were amended in order to bring such provisions into compliance with the applicable provisions of Section 409A of the Code (and guidance issued thereunder). The agreement has a two-year term and in the absence of notice from either party to the contrary, the employment term extends for one additional year on each anniversary of the agreement. Mr. Budd’s agreement provides term life insurance coverage of two times his base salary and average annual bonus as of the date of the agreement. The agreement provides a disability benefit of up to 66-2/3% of Mr. Budd’s base salary and average annual bonus for a period of one year following a termination of employment due to disability. The agreement further provides for severance compensation equal to six months of base salary if he is terminated without cause; and two years base salary and three years of continued health insurance if he is terminated within one year following a change in control or if he voluntarily terminates employment within six months of a change in control. If payments made in connection with a change in control are deemed to be excess parachute payments under the Internal Revenue Code, Mr. Budd is entitled to receive a “gross up” payment from QCR Holdings intended to compensate him for any applicable federal or state taxes due with respect to such payments. Under the agreement, Mr. Budd is subject to a one-year non-compete provision following the termination of his employment.

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Termination and Change in Control Benefits under of Ms. Cathie S. Whiteside’s Employment Agreement

On August 27, 2007, we entered into an employment agreement with Ms. Whiteside. In 2008, certain provisions of the employment agreement were amended in order to bring such provisions into compliance with the applicable provisions of Section 409A of the Code (and guidance issued thereunder). The agreement has a one year term and in the absence of notice from either party to the contrary, the employment term extends for an additional one year on the anniversary of the agreement. Ms. Whiteside’s agreement provides term life insurance coverage of two times her base salary and average annual bonus as of the date of the agreement. The agreement provides a disability benefit of up to 60% of Ms. Whiteside’s base salary and average annual bonus for a period of one year following a termination of employment due to disability. The agreement further provides for severance compensation equal to twelve months base salary if she is terminated without cause; and eighteen months base salary and average annual bonus and twelve months of continued health insurance if she is terminated within one year following a change in control or if she voluntarily terminates her employment for good reason within six months of a change in control. Under the agreement, Ms. Whiteside is subject to an eighteen month non-solicitation covenant following the termination of her employment.

Compensation Committee Interlocks and Insider Participation

During 2015, the Compensation Committee, which sets the salaries and compensation for our executive officers, was comprised solely of independent directors Baird, Brownson, Kilmer, Neuman, R. Peterson and Ralph. None of these individuals was an officer or employee of QCR Holdings in 2015, and none of these individuals is a former officer or employee of QCR Holdings. In addition, during 2015, no executive officer of QCR Holdings served on the board of directors or compensation committee of any other corporation with respect to which any member of the Compensation Committee was engaged as an executive officer.

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DIRECTOR COMPENSATION

QCR Holdings uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the board. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties as well as the skill level required of members of the board.

Cash Compensation Paid to Board Members

In 2015, members of the board who were not employees of QCR Holdings were entitled to receive an annual cash retainer. Pursuant to the QCR Holdings, Inc. 1997 Deferred Income Plan and the 2005 Deferred Income Plan, a director may elect to defer the fees and cash compensation payable by us for the director’s service until either the termination of such director’s service on the board or the age specified in the director’s deferral election. During 2015, all but five directors (at the subsidiary banks) deferred 100% of their director fees pursuant to the plan, and the total expense for the deferred fees with respect to all participating directors was $512,546 for 2015. Directors who are employees of QCR Holdings receive no compensation for their service as directors. The following table shows the director fees approved for 2016 and the fees paid for 2015 for QCR Holdings and our other affiliated boards.

	2016	2015
QCR Holdings, Inc.
Quarterly Retainer	$3,925	$3,925
Additional Quarterly Retainers
- Board Chair	3,000	3,000
- Board Vice Chair	1,250	1,250
- Audit Committee Chair	1,500	1,500
- Audit Committee Financial Expert	625	625
- Compensation Committee Chair	1,250	1,250
- Nomination and Governance Committee Chair	1,250	1,250
- Risk Oversight Committee Chair	1,250	1,250
- Audit Committee Member	625	625
- Compensation Committee Member	625	625
- Risk Oversight Committee Member	625	625
- All other Committee Members	300	300

Subsidiaries
Quarterly Retainer	2,000	2,000
Additional Quarterly Retainers
- Board Chair	1,000	1,000
- Asset/Liability Management Committee Chair	500	500
- Loan Committee Chair	500	500
- Wealth Management Committee Chair	500	500
- All Committee Members	250	250

m2 Lease Funds, LLC
Quarterly Retainer	1,000	1,000

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Equity Awards

In February 2015, each current non-employee QCR Holdings director received a grant of stock awards and each current non-employee subsidiary director received a grant of stock awards at the fair market price of QCR Holdings’s stock on the date of the grant, or $17.49. The awards vested immediately on the date of grant.

The following table discloses the cash and equity awards earned, paid or awarded, as the case may be, to each of our directors during the fiscal year ended 2015.

Summary Compensation Table – Directors

Name	Fees earned ($)(1)	Stock awards ($)(2)	Total ($)
(a)	(b)	(c)	(f)
Patrick S. Baird	33,150	11,508	44,658
John-Paul E. Besong	7,138	--	7,138
James J. Brownson	45,108	11,508	56,616
Lindsay Y. Corby	25,625	8,500	34,125
Mark C. Kilmer	34,450	11,508	45,958
Linda K. Neuman	31,675	11,508	43,183
Michael L. Peterson	16,775	8,500	25,275
Ronald G. Peterson	33,425	11,508	44,933
George T. Ralph III	28,200	3,008	31,208
Donna J. Sorensen	33,150	11,508	44,658
Marie Z. Ziegler	39,600	11,508	51,108

(1)	Directors may elect to defer the receipt of all or part of their fees and retainers. All of the directors listed above defer the receipt of all their fees and retainers, and the deferred compensation is used to purchase additional shares of QCR Holdings common stock at market value through the Deferred Income Plans.

(2)	We report all equity awards at full grant date fair value of each award calculated in accordance with FASB ASC Topic 718. For restricted stock, the fair value per share is equal to the closing price of our stock on the date of the grant.

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PROPOSAL 2:
Advisory (Non-Binding) Vote TO APPROVE Executive OFFICER Compensation

Section 14A of the Exchange Act, as created by Section 951 of the Dodd–Frank Wall Street Reform and Consumer Protection Act, and the rules and regulations promulgated thereunder, require publicly traded companies, such as QCR Holdings, to conduct a separate stockholder advisory vote to approve the compensation of certain executive officers, as disclosed pursuant to the Securities and Exchange Commission compensation disclosure rules, commonly referred to as a “say-on-pay” vote.

In accordance with these requirements, we are providing stockholders with an advisory vote on the compensation of our named executive officers. We currently hold a say-on-pay vote annually.

The overall objectives of QCR Holdings’s compensation programs have been to align executive officer compensation with the success of meeting long-term strategic operating and financial goals. Stockholders are urged to read the “Executive Compensation” section of this proxy statement, including the Summary Compensation Table and other related compensation tables and narrative disclosure that describe the compensation of our named executive officers in 2015. The Compensation Committee and the board of directors believe that the policies and procedures articulated in the “Executive Compensation” section are effective in implementing our compensation philosophy and achieving its goals, and that the compensation of our named executive officers in 2015 reflects and supports these compensation policies and procedures.

The following resolution is submitted for stockholder approval:

“RESOLVED, that QCR Holdings’s stockholders approve, on an advisory basis, its executive compensation as described in the section captioned ‘Executive Compensation’ contained in the QCR Holdings proxy statement dated April 1, 2016.”

Approval of this resolution requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the meeting. While this say-on-pay vote is required, as provided in Section 14A of the Exchange Act, it is not binding on our board of directors and may not be construed as overruling any decision by the board. However, the Compensation Committee will take into account the outcome of the vote when considering future compensation arrangements.

The board of directors unanimously recommends that you vote to approve the overall compensation of our named executive officers by voting “FOR” this proposal.

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PROPOSAL 3:
APPROVAL OF THE 2016 EQUITY INCENTIVE PLAN

On February 11, 2016, the board of directors approved the QCR Holdings, Inc. 2016 Equity Incentive Plan (the “2016 Equity Incentive Plan”) for QCR Holdings and our subsidiaries, subject to stockholder approval.  A summary of the material provisions of the 2016 Equity Incentive Plan is set forth below.  A copy of the 2016 Equity Incentive Plan is attached hereto as Appendix A.

Purpose

The 2016 Equity Incentive Plan was established by the board of directors to promote the long-term financial success of QCR Holdings, attract, retain and reward persons who can and do contribute to such success, and further align the participants’ interests with those of our stockholders.  The 2016 Equity Incentive Plan will be administered by the Compensation Committee of our board of directors, which will select award recipients from the eligible participants, determine the types of awards to be granted, and determine the applicable terms, conditions, performance criteria, restrictions and other provisions of such awards, including any vesting or accelerated vesting requirements or conditions applicable to an award or awards.

We are submitting the 2016 Equity Incentive Plan to our stockholders at this time to:

•	replace our current equity compensation plan, the 2013 Equity Incentive Plan;

•	comply with NASDAQ listing requirements, which require stockholder approval; and

•	allow performance awards under the 2016 Equity Incentive Plan to qualify as “performance-based compensation” under Section 162(m) of the Code.

One of the requirements of “performance-based compensation” under Code Section 162(m) is that the material terms of the performance goals must be approved by stockholders. These material terms generally include (i) the employees eligible to receive compensation, (ii) a description of the business criteria on which the performance goal is based, and (iii) the maximum amount of compensation that could be paid to any employee if the performance goal is attained. Stockholder approval of the 2016 Equity Incentive Plan is intended to constitute approval of the material terms of the performance goals under the 2016 Equity Incentive Plan for purposes of Code Section 162(m).

If the 2016 Equity Incentive Plan is not approved by our stockholders, it will not be adopted and we will continue to operate under our existing equity compensation plans until their expiration. In the event those plans expire, we believe that higher cash compensation may be required to attract and retain key employees and other individuals.  The 2016 Equity Incentive Plan submitted for approval reflects current practices in equity incentive plans that we consider best practices such as:

•	Multiple Award Types. The 2016 Equity Incentive Plan permits the issuance of restricted stock units, options, restricted stock and other types of equity and cash incentive grants, subject to the share limits of the plan. This breadth of award types will enable the plan administrator to tailor awards in light of the accounting, tax and other standards applicable at the time of grant. Historically, these standards have changed over time.

•	No Evergreen Feature. The number of authorized shares under the 2016 Equity Incentive Plan is fixed at 400,000 plus the shares remaining available for grant under the 2013 Equity Incentive Plan. As of the effective date of the 2016 Equity Incentive Plan, no new grants will be made under our 2013 Equity Incentive Plan. Any shares that become available for reuse under the terms of the 2013 Equity Incentive Plan due to forfeiture, cancellation or otherwise will also be available for issuance under the 2016 Equity Incentive Plan. The 2016 Equity Incentive Plan does not include an “evergreen” feature that would cause the number of authorized shares to automatically increase in future years.

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•	Repricings Prohibited. Repricing of options and stock appreciation rights (“SARs”) generally is prohibited without prior stockholder approval, with customary exceptions for stock dividends or splits, reorganizations, recapitalizations and similar events.

•	Discount Stock Options and SARs Prohibited. All options and SARs must have an exercise price equal to or greater than the fair market value of our common stock on the date the option or SAR is granted.

•	Conservative Change in Control Provisions. The 2016 Equity Incentive Plan does not include a special change in control price payable to award holders. The change in control provisions under the 2016 Equity Incentive Plan provide for acceleration of vesting in the event of a change in control only if the 2016 Equity Incentive Plan does not become an obligation of the successor entity or the participant incurs a termination of service without cause or for good reason following the change in control.

•	Tax-Deductible Cash Incentive Awards. The 2016 Equity Incentive Plan allows for payment of cash incentives, so that future awards may be made to certain officers that are eligible to be deducted under Code Section 162(m) for “performance-based compensation.”

•	Clawback Policy Implementation. All awards under the 2016 Equity Incentive Plan will be subject to any applicable clawback policy in effect from time to time.

•	Independent Oversight. The 2016 Equity Incentive Plan will be administered by a committee of independent board members.

General

The 2016 Equity Incentive Plan incorporates a broad variety of equity-based and cash-based incentive compensation elements to provide the Compensation Committee with significant flexibility to address the requirements and limitations of applicable legal, regulatory and financial accounting standards in a manner mutually consistent with the purposes of the 2016 Equity Incentive Plan and the best interests of QCR Holdings.

The maximum number of shares of QCR Holdings’s common stock that may be delivered to participants, or their beneficiaries, under the 2016 Equity Incentive Plan is 400,000, plus the shares remaining available for grant under the 2013 Equity Incentive Plan as of the date of stockholder approval of the 2016 Equity Incentive Plan, with adjustments for certain corporate transactions and for forfeited shares. As of the date of stockholder approval of the 2016 Equity Incentive Plan, no additional awards will be granted under the 2013 Equity Incentive Plan. To the extent that any shares covered by an award under the 2016 Equity Incentive Plan, or the 2013 Equity Incentive Plan are forfeited or are not delivered for any reason, including because the award is forfeited, cancelled or settled in cash, or shares are withheld to satisfy tax withholding requirements, the shares will not be deemed to have been delivered for purposes of determining the maximum number of shares available for delivery under the 2016 Equity Incentive Plan. For SARs that are settled in stock, only the actual shares delivered will be counted for purposes of these limitations. If any option granted under the 2016 Equity Incentive Plan is exercised by tendering shares, only the number of shares issued net of the shares tendered will be counted for purposes of these limitations. If the withholding tax liabilities arising from an award under the 2016 Equity Incentive Plan are satisfied by the tendering of shares of QCR Holdings common stock to QCR Holdings or by the withholding of shares by QCR Holdings, such shares will not be deemed to have been delivered for purposes of determining the maximum number of shares available for delivery under the 2016 Equity Incentive Plan.

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The 2016 Equity Incentive Plan’s effective date would be the date of its approval by QCR Holdings’s stockholders. If approved, the 2016 Equity Incentive Plan will continue in effect until terminated by the board. However, no awards may be granted under the 2016 Equity Incentive Plan after the 10-year anniversary of its effective date. Any awards that are outstanding after the 10th anniversary of the effective date will remain subject to the terms of the 2016 Equity Incentive Plan.

The following additional limits apply to awards under the 2016 Equity Incentive Plan:

•	The maximum number of shares that may be covered by options or SARs that are intended to be “performance-based compensation” under Section 162(m) of the Code that are granted to any one participant during any calendar year is 60,000 shares;

•	The maximum number of shares that may be covered by options or stock appreciation rights that are granted to any one director during any calendar year is 5,000 shares;

•	The maximum number of shares that may be covered by stock awards that are intended to be “performance-based compensation” under Code Section 162(m) that are granted to any one participant during any calendar year is 25,000 shares;

•	The maximum number of shares that may be covered by stock awards that are granted to any one director during any calendar year is 2,000 shares;

•	The maximum amount of cash incentive awards or cash-settled stock awards that are intended to be “performance-based compensation” under Code Section 162(m) payable to any one participant with respect to any calendar year is $1,000,000; and

•	The maximum amount of cash incentive awards or cash-settled stock awards that are payable to any one director with respect to any calendar year is $50,000.

The Compensation Committee may use shares available under the 2016 Equity Incentive Plan as the form of payment for grants or rights earned or due under any compensation plans or arrangements of QCR Holdings or a subsidiary, including the plans and arrangements of QCR Holdings or a subsidiary assumed in business combinations.

In the event of a corporate transaction involving the stock of QCR Holdings (such as a stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization or merger), the foregoing share limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect an award’s status as “performance-based compensation” under Code Section 162(m). However, the Compensation Committee may adjust awards, or prevent the automatic adjustment of awards, to preserve the benefits or potential benefits of awards under the 2016 Equity Incentive Plan.

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Awards granted under the 2016 Equity Incentive Plan generally will not be transferable except as designated by the participant by will or by the laws of descent and distribution or pursuant to a domestic relations order. However, the Compensation Committee has the discretion to permit the transfer of awards under the 2016 Equity Incentive Plan to immediate family members of participants, trusts and other entities established for the primary benefit of such family members, as long as the transfers are made without value to the participant.

Eligibility

Selected employees and directors of, and eligible service providers to, QCR Holdings and its subsidiaries are eligible to become participants in the 2016 Equity Incentive Plan. The Committee will determine the specific individuals who will be granted awards under the 2016 Equity Incentive Plan and the type and amount of any such awards.

Options

The Compensation Committee may grant nonqualified stock options to purchase stock at a specified exercise price. Each award must be pursuant to an award agreement setting forth the provisions of the individual award. Awards of options must expire no later than 10 years from the date of grant.

The exercise price for any option may not be less than the fair market value of QCR Holdings’s common stock on the date the option is granted. The exercise price of an option may, however, be higher or lower than the fair market value for an option granted in replacement of an existing award held by an employee or director of, or service provider to, a third party that is acquired by QCR Holdings or one of its subsidiaries. The exercise price of an option may not be decreased after the date of grant nor may an option be surrendered to QCR Holdings as consideration for the grant of a replacement option with a lower exercise price, except as approved by QCR Holdings’s stockholders, as adjusted for corporate transactions described above, or in the case of options granted in replacement of existing awards granted under a predecessor plan.

Options awarded under the 2016 Equity Incentive Plan will be exercisable in accordance with the terms established by the Compensation Committee. The full purchase price of each share of stock purchased upon the exercise of any option must be paid at the time of exercise of an option. As determined by the Compensation Committee, the exercise price of an option may be paid in cash, in shares of QCR Holdings’s common stock (valued at fair market value as of the day of exercise), by net exercise, by other property deemed acceptable by the board or by irrevocably authorizing a third party to sell shares of QCR Holdings’s common stock and remit a sufficient portion of the proceeds to QCR Holdings to satisfy the exercise price (sometimes referred to as a “cashless exercise”) or in any combination of the foregoing methods deemed acceptable by the Compensation Committee. In a net exercise, the person exercising the option does not pay any cash and the net number of shares received is equal in value to the number of shares as to which the option is being exercised, multiplied by a fraction, the numerator of which is the fair market value less the exercise price, and the denominator of which is fair market value.

Stock Appreciation Rights

SARs entitle the participant to receive cash or stock equal in value to, or based on the value of, the amount by which the fair market value of a specified number of shares on the exercise date exceeds an exercise price established by the Compensation Committee. Except as described below, the exercise price for a SAR may not be less than the fair market value of the stock on the date the SAR is granted. However, the exercise price may be higher or lower than fair market value for a SAR granted in replacement of an existing award held by an employee, director or service provider of a third party that is acquired by QCR Holdings or one of its subsidiaries, or for SARs granted under a predecessor plan. SARs will be exercisable in accordance with the terms established by the Compensation Committee.

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Stock Awards

A stock award is a grant of shares of QCR Holdings’s common stock or a right to receive shares of QCR Holdings’s common stock, an equivalent amount of cash or a combination thereof in the future. Awards may include stock units, bonus shares, performance shares, performance units, restricted stock or restricted stock units or any other equity-based award as determined by the Compensation Committee. Any specific performance measures, performance objectives or period of service requirements may be set by the Compensation Committee in its discretion.

Cash Incentive Awards

A cash incentive award is the grant of a right to receive a payment of cash, determined on an individual basis or as an allocation of an incentive pool (or QCR Holdings’s common stock having a value equivalent to the cash otherwise payable) that is contingent on the achievement of performance objectives established by the Compensation Committee. The Committee may grant cash incentive awards (including the right to receive payment of cash or QCR Holdings’s common stock having the value equivalent to the cash otherwise payable) that may be contingent on achievement of performance objectives over a specified period established by the Compensation Committee. The grant of cash incentive awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Compensation Committee.

Forfeiture

Unless specifically provided to the contrary in the applicable award agreement, if a participant’s service is terminated for cause, any outstanding award held by the participant will be forfeited immediately and the participant will have no further rights under the award.

Further, except as otherwise provided by the Compensation Committee, if a participant breaches a non-competition, non-solicitation, non-disclosure, non-disparagement or other restrictive covenant in any agreement between the participant and QCR Holdings or a subsidiary, whether during or after the participant’s termination of service, the participant will forfeit or pay the following to QCR Holdings:

•	All outstanding awards granted to the participant under the 2016 Equity Incentive Plan, including awards that have become vested or exercisable;

•	Any shares held by the participant in connection with the 2016 Equity Incentive Plan that were acquired after the participant’s termination of service and within the 12-month period immediately preceding the participant’s termination of service;

•	The profit realized by the participant from the exercise of any stock options and SARs that the participant exercised after the participant’s termination of service and within the 12-month period immediately preceding the participant’s termination of service; and

•	The profit realized by the participant from the sale or other disposition of any shares received by the participant in connection with the 2016 Equity Incentive Plan after the participant’s termination of service and within the 12-month period immediately preceding the participant’s termination of service, where such sale or disposition occurs in such similar time period.

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One Million Dollar Limit

Section 162(m) of the Internal Revenue Code. A U.S. income tax deduction for QCR Holdings generally will be unavailable for annual compensation in excess of $1 million paid to a “covered employee” (our Chief Executive Officer and three other most highly compensated executive officers other than the Chief Financial Officer). However, amounts that constitute “performance-based compensation” under Code Section 162(m) are not counted toward the $1 million limit. It is expected that, generally, options and SARs granted under the 2016 Equity Incentive Plan will satisfy the requirements for “performance-based compensation.” The Committee may designate whether any stock awards or cash incentive awards granted to any participant are intended to be “performance-based compensation.” Any such awards designated as intended to be “performance-based compensation” will be conditioned on the achievement of one or more performance measures, to the extent required by Code Section 162(m).

Performance Measures. The performance measures that may be used for awards designated as intended to be “performance-based compensation” will be based on any one or more of the following performance measures as selected by the Compensation Committee: earnings (including earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; and earnings per share; all as may be defined by the Compensation Committee); financial return ratios (including return on investment; return on invested capital; return on equity; and return on assets); “Texas Ratio”; expense ratio; efficiency ratio; increase in revenue, operating or net cash flows; cash flow return on investment; total stockholder return; market share; net operating income, operating income or net income; debt load reduction; loan and lease losses; expense management; economic value added; stock price; book value; overhead; assets; asset quality level; charge offs; loan reserves; nonperforming assets; loans; deposits; growth of loans; deposits of assets; interest sensitivity gap levels; regulatory compliance; improvement of financial rating; achievement of balance sheet or income statement objectives; improvements in capital structure; profitability; profit margins; budget comparisons or strategic business objectives, consisting of one or more objectives based on meeting specific cost targets; business expansion goals and goals relating to acquisitions or divestitures. Performance measures may be based on the performance of QCR Holdings as a whole or of any one or more subsidiaries, business units or financial reporting segments of QCR Holdings or a subsidiary, or any combination thereof, and may be measured relative to a peer group, an index or a business plan. The terms of any award may provide that partial achievement of performance criteria may result in partial payment or vesting of the award. Additionally, in establishing the performance measures, the Compensation Committee may provide for the inclusion or exclusion of certain items.

Change In Control

Unless otherwise provided in an award agreement, upon the occurrence of a change in control, all stock options and SARs under the 2016 Equity Incentive Plan then held by the participant will become fully exercisable immediately if, and all stock awards and cash incentive awards will become fully earned and vested immediately, if (i) the 2016 Equity Incentive Plan is not an obligation of the successor entity following a change in control or (ii) the 2016 Equity Incentive Plan is an obligation of the successor entity following a change in control and the participant incurs a termination of service without cause or for good reason following the change in control. Notwithstanding the immediately preceding sentence, if the vesting of an award is conditioned upon the achievement of performance measures, then such vesting will be subject to the following: if, at the time of the change in control, the performance measures are less than 50% attained (pro rata based upon the time of the period through the change in control), the award will become vested and exercisable on a fractional basis with the numerator being equal to the percentage of attainment and the denominator being 50%; and if, at the time of the change in control, the performance measures are at least 50% attained (pro rata based upon the time of the period through the change in control), the award will become fully earned and vested immediately upon the change in control.

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For purposes of the 2016 Equity Incentive Plan, a “change in control” generally will be deemed to occur when (i) any person acquires the beneficial ownership of 33% or more of the common stock of QCR Holdings, except that the acquisition of an interest by a benefit plan sponsored by QCR Holdings or a corporate restructuring in which another member of QCR Holdings’s controlled group acquires such an interest generally will not be a change in control for purposes of the 2016 Equity Incentive Plan, (ii) during any 12-month period, a majority of the board members serving as of the 2016 Equity Incentive Plan’s effective date, or whose election was approved by a vote of a majority of the directors then in office, no longer serves as directors, (iii) QCR Holdings combines or merges with another company and, immediately after the combination, the stockholders of QCR Holdings immediately prior to the combination hold, directly or indirectly, 50% or less of the voting stock of the resulting company or (iv) the consummation of a complete liquidation or dissolution of, or an agreement for the disposition of two-thirds or more of the consolidated assets of, QCR Holdings occurs.

In the event an award under the 2016 Equity Incentive Plan constitutes “deferred compensation” for purposes of Code Section 409A, and the settlement or distribution of the award is triggered by a change in control, then such settlement or distribution will be subject to the event constituting the change in control also constituting a “change in control event” for purposes of Code Section 409A.

Amendment and Termination

Our board may at any time amend or terminate the 2016 Equity Incentive Plan or any award granted under the 2016 Equity Incentive Plan, but any amendment or termination generally may not impair the rights of any participant without the participant’s written consent. The board may not amend any provision of the 2016 Equity Incentive Plan to materially increase the original number of shares that may be issued under the 2016 Equity Incentive Plan (other than as provided in the 2016 Equity Incentive Plan), materially increase the benefits accruing to a participant or materially modify the requirements for participation in the 2016 Equity Incentive Plan without approval of QCR Holdings’s stockholders. However, the board may amend the 2016 Equity Incentive Plan at any time, retroactively or otherwise, to ensure that the 2016 Equity Incentive Plan complies with current or future law without stockholder approval, and the board may unilaterally amend the 2016 Equity Incentive Plan and any outstanding award, without participant consent, in order to avoid the application of, or to comply with, Code Section 409A.

Clawback Policy

All awards, amounts and benefits received under the 2016 Equity Incentive Plan will be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of any applicable clawback policy or any applicable law even if adopted after the Plan becomes effective.

U.S. Federal Income Tax Considerations

The following is a summary of the current U.S. federal income tax consequences that may arise in conjunction with participation in the 2016 Equity Incentive Plan.

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Nonqualified Stock Options. The grant of a nonqualified stock option generally will not result in taxable income to the participant. Except as described below, the participant generally will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares; and QCR Holdings generally will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares generally will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Stock Appreciation Rights. The grant of a SAR generally will not result in taxable income to the participant. Upon exercise of a SAR, the fair market value of shares received generally will be taxable to the participant as ordinary income and QCR Holdings will be entitled to a corresponding deduction. Gains and losses realized by the participant upon disposition of any such shares generally will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Stock Awards. A participant who has been granted a stock award generally will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for U.S. income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder generally will realize ordinary income in an amount equal to the then fair market value of those shares and QCR Holdings will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares generally will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, generally will also be compensation income to the participant and QCR Holdings will be entitled to a corresponding deduction.

Cash Incentive Awards. A participant who has been granted a cash incentive award generally will not realize taxable income at the time of grant, provided that no cash is actually paid at the time of grant. Upon the payment of any cash in satisfaction of the cash incentive award, the participant generally will realize ordinary income in an amount equal to the cash award received and QCR Holdings will be entitled to a corresponding deduction.

Withholding of Taxes. QCR Holdings may withhold amounts from participants to satisfy withholding tax requirements. If permitted by the Compensation Committee, participants may have shares withheld from awards or may tender previously owned shares to QCR Holdings to satisfy tax withholding requirements. The shares withheld from awards may only be used to satisfy QCR Holdings’s minimum statutory withholding obligation.

Change in Control. Any acceleration of the vesting or payment of awards under the 2016 Equity Incentive Plan in the event of a change in control in QCR Holdings may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Code, which may subject the participant to a 20% excise tax and preclude deduction by QCR Holdings.

The foregoing description of the 2016 Equity Incentive Plan is qualified in its entirety by reference to the full text of the 2016 Equity Incentive Plan, a copy of which is attached to this proxy statement as Appendix A.

No Tax Advice

The preceding discussion is based on U.S. federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. federal income tax aspects of the 2016 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2016 Equity Incentive Plan. QCR Holdings strongly encourages participants to consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

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The number and types of awards to be made pursuant to the 2016 Equity Incentive Plan is subject to the discretion of the Compensation Committee and is not determinable at this time.

Stockholder Vote Necessary For Approval of the 2016 Equity Incentive Plan

Adoption of this proposal requires the affirmative vote of a majority of the present in person or by proxy at the annual meeting and entitled to vote.  Abstentions and broker non-votes will have no effect on the outcome of this proposal.

The board of directors unanimously recommends that you vote to approve the 2016 Equity Incentive Plan by voting “FOR” this proposal.

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth the following information as of December 31, 2015 for (i) all compensation plans previously approved by QCR Holdings’s stockholders and (ii) all compensation plans not previously approved by QCR Holdings’s stockholders:

(a)	the number of securities to be issued upon the exercise of outstanding options, warrants and rights;
(b)	the weighted-average exercise price of such outstanding options, warrants and rights; and
(c)	other than securities to be issued upon the exercise of such outstanding options, warrants and rights, the number of securities remaining available for future issuance under the plans.

EQUITY COMPENSATION PLAN INFORMATION
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)
Equity compensation plans approved by stockholders	628,230	$13.92	295,705
Equity compensation plans not approved by stockholders	--	--	--
Total	628,230	$13.92	295,705

(1) Includes 206,632 shares available under the Employee Stock Purchase Plan.

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PROPOSAL 4:
ratifICATION OF the EXTENSION OF QCR HOLDINGS’S
Amended and Restated Rights Agreement

On March 7, 2013, QCR Holdings entered into an Amended and Restated Rights Agreement and Tax Benefits Preservation Plan (the “Rights Agreement”). Under the terms of the Rights Agreement, the preferred stock purchase rights (the “Rights”) granted thereunder were scheduled to expire on May 1, 2016. After careful consideration, our board of directors concluded that it was in the best interests of QCR Holdings and its stockholders to extend the expiration date of the Rights. Accordingly, on February 11, 2016, the QCR Holdings entered into a First Amendment to Amended and Restated Rights Agreement and Tax Benefits Preservation Plan (the “Amendment”), which extended the expiration of the Rights from May 1, 2016 to February 11, 2019, subject to stockholder approval.

This proposal asks our stockholders to ratify the Amendment. If the Amendment is not ratified at the annual meeting, the Rights will expire automatically. A summary of the material provisions of the Amendment is set forth below.  A copy of the Amendment is attached hereto as Appendix B.

Background and Reasons for the Proposal

The Rights Agreement is designed to deter the use of coercive or abusive takeover tactics by parties interested in acquiring the Company without offering fair value to all stockholders. It is also designed to assist our board in representing the interests of all stockholders in connection with takeover proposals. The Rights Agreement will accomplish these objectives by encouraging a potential acquirer to negotiate with our board to have the Rights redeemed or to have the Rights Agreement amended. If the Rights are not redeemed (or the Rights Agreement is not amended to permit the particular acquisition) and an acquirer exceeds the 20% ownership threshold contained in the Rights Agreement, the Rights become exercisable at a discounted price, which will result in both dilution of the acquirer’s ownership and an increased acquisition cost.

Description of the Rights Agreement

The Rights. On September 22, 2003, our board declared a dividend of one Right for each outstanding share of our common stock, and authorized the issuance of one Right for each share of common stock. Since that time, Rights have been automatically issued with each share of common stock we issue. Pursuant to the Amendment, the Rights will expire at the earliest of (i) the close of business on February 11, 2019, (ii) the time at which the Rights are redeemed pursuant to the Rights Agreement, (iii) the time at which such Rights are exchanged pursuant to the Rights Agreement, or (iv) if the Company’s stockholders fail to ratify the Amendment at the Company’s 2016 annual meeting of stockholders.

Each Right entitles the holder to purchase from the Company one one-thousandth of a share of our Series B Junior Participating Preferred Stock, $1.00 par value per share (the “Preferred Stock”), at a price of $80.00 per one one-thousandth of a share of Preferred Stock, subject to adjustment (the “Purchase Price”). The Rights are not currently exercisable and will not become exercisable until a Distribution Date, as described below.

Exercisability. The Rights are represented by our common stock certificates and will not separate from the common stock, will not be represented by separate Rights certificates, and will not be exercisable until (i) the tenth day following the date of a public announcement that a person or group of affiliated or associated persons (such persons, subject to the exclusions below, are referred to as “acquiring persons”) has commenced an offer to acquire “beneficial ownership” of 20% or more of our outstanding common stock, or (ii) the tenth business day (or such later date as may be determined by the board) of the commencement by any person of a tender or exchange offer the consummation of which would result in any person becoming the beneficial owner of 20% or more of our outstanding common stock. The earlier of such dates being referred to in the Rights Agreement as a “Distribution Date.”

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We have exempted from the definition of acquiring persons (i) the Company, (ii) any subsidiary of the Company, and (iii) any employee benefit plan of the Company. In addition, persons or groups of affiliated or associated persons acquiring or having beneficial ownership of 20% or more of our common stock will not be deemed an “acquiring person” if the acquisition was (y) inadvertent, as determined by our board, and the person or group promptly divests itself of enough common stock so as to no longer have beneficial ownership of 20% or more of the outstanding common stock, (z) on or before the date of the Rights Agreement or prior to the first public announcement of the Rights Agreement, unless such person or group acquires additional shares after the first public announcement of the Rights Agreement, or (iii) because the Company purchases shares of common stock, which reduce the number of shares of our common stock that are outstanding, they will not be deemed an “acquiring person.”

For purposes of the Rights Agreement, “beneficial ownership” has been defined to include not only the right to vote or dispose of shares of our common stock, but also rights related to derivative transactions or derivative securities which grant to the holder the economic equivalent of ownership of shares of our common stock.

Effect of a “Flip-In Event.” If any acquiring person completes an acquisition of 20% or more of our outstanding common stock, each Right, other than Rights beneficially owned by the acquiring person and its affiliates and associates (which will become void without any further action), becomes the right to receive, upon exercise and payment of the Purchase Price issuable upon exercise of a Right, the number of shares of our common stock equal to the result obtained by dividing the Purchase Price by 50% of the then-current per share market price of our common stock. Under some circumstances, the Company may substitute for the shares of common stock, cash, a reduction in the Purchase Price, shares of Preferred Stock or other equity securities, debt securities, other assets, or any combination having a value that, when added to the value of the shares of common stock issued upon exercise of such Rights, will have an aggregate value equal to the value of the shares of common stock issuable upon the exercise of such Rights (less the amount of any reduction in such Purchase Price).

Redemption of Rights. We may, at any time prior to a Flip-In Event, redeem all, but not less than all, of the then outstanding Rights at a redemption price of $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the common stock after the date of the Rights Agreement (the redemption price being hereinafter referred to as the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the board in its sole discretion may establish. The Redemption Price shall be payable, at the option of the Company, in cash, shares of common stock, or such other form of consideration as the board shall determine.

Exchange Right. At any time after any person or group becomes an acquiring person (but before any person becomes the beneficial owner of 50% or more of the outstanding shares of the Company’s common stock), we may exchange the Rights (other than Rights owned by the acquiring person), in whole or in part, at an exchange ratio of one share of common stock (or, at the Company’s option, shares of Preferred Stock, cash, debt securities of the Company, other assets or any combination of the foregoing having an equivalent value) per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the common stock after the date of the Rights Agreement.

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Evidence and Transfer of Rights. Until a Distribution Date (or earlier redemption, exchange or expiration of the Rights), (i) the Rights are evidenced by certificates of our common stock, (ii) the Rights are transferable only in connection with the transfer of our common stock, (iii) the transfer of any shares of common stock also constitutes the transfer of the Rights, and (iv) new common stock certificates delivered upon transfer or new issuance of shares of common stock will contain a notation incorporating the Rights Agreement by reference. If a Flip-In Event occurs, separate Right certificates will be mailed to record holders of our common stock, and the separate Right certificates will evidence the Rights.

Qualifying Offer. If the Company receives a Qualifying Offer (as defined below) and the board has not redeemed the outstanding Rights or exempted such offer from the Rights Agreement or called a special meeting of stockholders by the end of the 90 business days following the commencement (or, if later, the first existence) of a Qualifying Offer, for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of this Agreement, holders of record (or their duly authorized proxy) of at least 10% of the common stock then outstanding may submit to the board, not earlier than 90 business days nor later than 120 business days following the commencement (or, if later, the first existence) of such Qualifying Offer, a written demand directing the board to submit to a vote of stockholders at a special meeting of the stockholders of the Company a resolution exempting such Qualifying Offer from the provisions of this Agreement. A special meeting demand must be delivered to the secretary of the Company at its principal executive offices and must set forth, as to the stockholders of record making the request, (i) the names and addresses of such stockholders as they appear on the Company’s books and records, (ii) the class and number of common stock which are owned by each of such stockholders and (iii) in the case of common stock that is owned beneficially by another person, an executed certification by the holder of record that such holder has executed such special meeting demand only after obtaining instructions to do so from such beneficial owner and attaching evidence thereof. Subject to the requirements of applicable law, the board may take a position in favor of or opposed to the adoption of the Qualifying Offer or no position with respect thereto, as it determines to be appropriate in the exercise of its duties. In the event that no person has become an acquiring person prior to the redemption date for the Qualifying Offer, and the Qualifying Offer continues to be a Qualifying Offer and either (y) the special meeting of stockholders is not convened on or prior to the last day of the period for calling such meeting set forth in the Rights Agreement or (z) if, at the special meeting at which a quorum is present, a majority of the holders of common stock present or represented by proxy at the special meeting and entitled to vote thereon as of the record date for the special meeting shall vote in favor of the Qualifying Offer, then the Qualifying Offer shall be deemed exempt from the application of the Rights Agreement so long as it remains a Qualifying Offer.

For purposes of the Rights Agreement, “Qualifying Offer” means an offer determined by a majority of the Company’s independent directors to have the following characteristics, among others: (i) fully financed all-cash tender offer for all of the outstanding shares of the Company’s common stock; (ii) commenced within the meaning of Rule 14d-2(a) of the Securities Exchange Act of 1934, as amended, and made by an offeror that beneficially owns no more than 50% of the outstanding shares of common stock; and (iii) irrevocable for at least 120 days and in writing.

Amendments to the Rights Agreement. Until a Distribution Date, the board may, in its sole and absolute discretion, supplement or amend the Rights Agreement in any respect without the approval of any holders of the Rights or common stock. At any time that the Rights are no longer redeemable, the Company may supplement or amend the Rights Agreement without the approval of any holders of the Rights to cure any ambiguity in any manner that the Company may deem necessary or desirable; provided, however, that the Rights Agreement may not be supplemented or amended in any manner that would adversely affect the interests of the holders of the Rights.

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Anti-Takeover Effects. The Rights Agreement will cause substantial dilution to any person or group that attempts to acquire control of the Company the Company without negotiating with our board to have the Rights Agreement amended or the Rights redeemed. Accordingly, the Rights Agreement will cause potential hostile bidders for the Company to have difficulty approaching our stockholders directly without dealing with our board, and could deter certain takeover attempts. The Rights should not interfere with any merger or other business combination that is in the best interests of the Company and its stockholders because the board may, at its option, subject to certain restrictions, redeem all, the then outstanding Rights at the Redemption Price. In addition, if the board declines a Qualifying Offer for a merger or business combination, such offer may be presented to our stockholders at a special meeting.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached to this proxy statement as Appendix B.

The board of directors unanimously recommends that you vote to approve the ratification of the First Amendment to Amended and Restated Rights Agreement by voting “FOR” this proposal.

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PROPOSAL 5:
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

RSM US LLP (formerly known as McGladrey LLP) has served as our independent registered public accounting firm since June 1994, and our Audit Committee has selected RSM US LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2016.

Although we are not required to do so, our board of directors recommends that the stockholders ratify the appointment. A representative of RSM US LLP is expected to attend the meeting and will be available to respond to appropriate questions and to make a statement if he or she so desires. If the appointment of our independent registered public accounting firm is not ratified, the Audit Committee of the board of directors will reconsider the matter of the appointment. Our board of directors unanimously recommends that you vote to approve the ratification of this appointment by voting “FOR” this proposal.

Following is a summary of fees for professional services by RSM US LLP.

Accountant Fees

During the period covering the fiscal years ended December 31, 2015 and 2014, RSM US LLP performed the following professional services:

	2015	2014

Audit Fees (1)	$563,383	$446,763
Audit-Related Fees (2)	$6,852	$55,512
Tax Fees	$0	$0
All Other Fees (3)	$2,071	$1,825
(1)	Audit fees consist of fees for professional services rendered for the audit of QCR Holdings’s financial statements, the audit of QCR Holdings’s internal control over financial reporting, review of financial statements included in QCR Holdings’s quarterly reports on Form 10-Q, and review and assistance with other Securities and Exchange Commission filings, including a common stock offering in 2015.
(2)	Audit-related fees consist of fees for research and consultations concerning financial accounting and reporting matters and SBLF compliance procedures.
(3)	All other fees include out-of-pocket reimbursement for an electronic subscription to an accounting publication.

Audit Committee Approval Policy

Among other things, the Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditor. The Audit Committee’s policy is to pre-approve, on a case-by-case basis, all audit and permissible non-audit services provided by any audit, tax consulting or general business consulting firm. All of the fees earned by RSM US LLP described above were attributable to services pre-approved by the Audit Committee.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding our common stock beneficially owned on March 13, 2016, by each director, by each named executive officer named in the summary compensation table, by persons who are the beneficial owners of more than 5% of our common stock and by all directors and executive officers of QCR Holdings as a group. Beneficial ownership has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership of securities within 60 days of March 13, 2016.

Name of Stockholder and Number of Persons in Group	Amount and Nature of Beneficial Ownership(1)	Percent of Class

Directors and Named Executive Officers

John H. Anderson	39,521 (2)	*

Patrick S. Baird	74,707(3)	*
John-Paul E. Besong	686(4)	*
James J. Brownson	80,535(5)	*

Thomas D. Budd	15,298(6)	*
Lindsay Y. Corby	6,913(7)	*

Todd A. Gipple	75,652(8)	*

Larry J. Helling	124,394(9)	1.0%

Douglas M. Hultquist	217,597(10)	1.8%

Mark C. Kilmer	98,407(11)	*

Linda K. Neuman	15,048(12)	*

Michael L. Peterson	233,126(13)	2.0%

Ronald G. Peterson	58,174(14)	*
George T. Ralph III	16,999(15)	*
Donna J. Sorensen	31,117(16)	*

Cathie S. Whiteside	29,960(17)	*

Marie Z. Ziegler	39,742(18)	*

All directors and executive officers as a group (17 persons)	1,157,876(19)	9.6%

5% Stockholder

The Banc Funds Company, LLP**	614,835(20)	5.2%

*	Less than 1%.
**	The Banc Funds Company, LLP, 20 North Wacker Drive, Suite 3300, Chicago, Illinois 60606.

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(1)	Amounts reported include shares held directly, including certain shares subject to options, as well as shares held in retirement accounts, by certain members of the named individuals’ families or held by trusts of which the named individual is a trustee or substantial beneficiary. Inclusion of shares shall not constitute an admission of beneficial ownership or voting or investment power over included shares. The nature of beneficial ownership for shares listed in this table is sole voting and investment power, except as set forth in the following footnotes.
(2)	Includes 34,127 shares in the 401(k) Plan, over which he has shared voting and investment power. Excludes 11,108 option shares not presently exercisable.
(3)	Includes 1,600 shares subject to options which are presently exercisable or exercisable within 60 days of March 13, 2016. Also includes 51,605 shares held jointly by Mr. Baird and his spouse and 21,502 shares held in a trust, over which he has shared voting and investment power.
(4)	Includes 310 shares held in a trust, over which he has shared voting and investment power.
(5)	Includes 1,600 shares subject to options which are presently exercisable or exercisable within 60 days of March 13, 2016. Also includes 12,034 shares held jointly by Mr. Brownson and his spouse, 2,125 shares held by his spouse, 1,349 held in a partnership, 40,632 shares held in a trust, and 22,795 shares held in an IRA account, over which he has shared voting and investment power.
(6)	Includes 1,837 shares subject to options which are presently exercisable or exercisable within 60 days of March 13, 2016. Also includes 7,527 shares held in an IRA account and 1,883 shares in the 401(k) Plan, over which he has shared voting and investment power. Excludes 4,445 option shares not presently exercisable.
(7)	Includes 3,763 shares held in a trust, over which she has shared voting and investment power.
(8)	Includes 26,169 shares subject to options which are presently exercisable or exercisable within 60 days of March 13, 2016. Also includes 1,199 shares held in an IRA account, 2,000 shares held by his spouse, 3,026 shares held in the 401(k) Plan, and 677 shares held in a trust, over which he has shared voting and investment power. Excludes 17,495 option shares not presently exercisable.
(9)	Includes 50,274 shares subject to options which are presently exercisable or exercisable within 60 days of March 13, 2016. Also includes 36,450 shares held in an IRA account, 4,234 shares held in a trust and 19,273 shares held in the 401(k) Plan, over which he has shared voting and investment power. Excludes 16,130 option shares not presently exercisable.
(10)	Includes 89,722 shares subject to options which are presently exercisable or exercisable within 60 days of March 13, 2016. Also includes 11,337 shares held by his spouse or for the benefit of his children, 6,607 shares held in an IRA account, 9,390 shares held in a trust and 17,476 shares in the 401(k) Plan, over which he has shared voting and investment power. Excludes 24,810 option shares not presently exercisable.
(11)	Includes 1,600 shares subject to options which are presently exercisable or exercisable within 60 days of March 13, 2016. Also includes 11,438 shares held by his spouse or children, 31,039 shares held in a trust, 6,172 shares held by a corporation, and 3,375 shares held in an IRA account, over which he has shared voting and investment power.
(12)	Includes 2,900 shares held in an IRA account and 8,344 shares held in trust, over which she has shared voting and investment power.
(13)	Includes 2,031 shares held in a trust, over which he has shared voting and investment power.
(14)	Includes 1,600 shares subject to options which are presently exercisable or exercisable within 60 days of March 13, 2016. Also includes 12,099 shares held in an IRA account and 33,329 shares held in a trust, over which he has shared voting and investment power.
(15)	Includes 6,563 shares held in a trust and 2,191 shares held by his spouse, over which he has shared voting and investment power.
(16)	Includes 6,825 shares held jointly and 19,063 shares held in a trust, over which she has shared voting and investment power.
(17)	Includes 14,340 shares subject to options which are presently exercisable or exercisable within 60 days of March 13, 2016. Also includes 2,301 shares held in a trust and 1,745 shares in the 401(k) Plan, over which she has shared voting and investment power. Excludes 6,284 option shares not presently exercisable.
(18)	Includes 200 shares held by her spouse and 16,285 shares held in a trust, over which she has shared voting and investment power.
(19)	Excludes 80,272 option shares not presently exercisable.
(20)	Includes shares held Banc Fund VI L.P., an Illinois limited partnership, Banc Fund VII L.P., an Illinois limited partnership, Banc Fund VIII L.P., an Illinois limited partnership, and Banc Fund IX L.P., an Illinois limited partnership as reported in a Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2016.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that the directors, executive officers and persons who own more than 10% of our common stock file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the exchange on which the shares of common stock are traded. These persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms furnished to us, and, if appropriate, representations made to us by any reporting person concerning whether a Form 5 was required to be filed for 2015, we are not aware of any failures to comply with the filing requirements of Section 16(a) during 2015.

TRANSACTIONS WITH MANAGEMENT AND DIRECTORS

Our directors and officers and their associates were customers of and had transactions with QCR Holdings and our subsidiaries during 2015. Additional transactions are expected to take place in the future. All outstanding loans, commitments to loan, and certificates of deposit and depository relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the lenders and did not involve more than the normal risk of collectability or present other unfavorable features. All such loans are approved by the subsidiary banks’ board of directors in accordance with applicable bank regulatory requirements. Additionally, the Audit Committee considers any other non-lending transactions between us and a director to ensure that such transactions do not affect a director’s independence.

AUDIT COMMITTEE REPORT

The Audit Committee, comprised solely of independent directors, has the following responsibilities set forth in its charter, which include assisting the board of directors in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The Audit Committee also reviews our audited consolidated financial statements and recommends to the board that they be included in our Annual Report on Form 10-K.

The Audit Committee reviewed the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and met with both management and RSM US LLP, our independent registered public accounting firm, to discuss those financial statements. The Audit Committee discussed with RSM US LLP the matters required to be discussed under Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, Communication with Audit Committees (AS 16), including the quality of our accounting policies, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also has received from RSM US LLP the written disclosures regarding the auditors’ independence required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and the Audit Committee has discussed with RSM US LLP its independence. Based on the review and discussions noted above, the Audit Committee has recommended to the board of directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the Securities and Exchange Commission.

Audit Committee:

James J. Brownson	Ronald G. Peterson
Lindsay Y. Corby	George T. Ralph III
Mark C. Kilmer	Marie Z. Ziegler

65

By order of the Board of Directors,

James J. Brownson	Douglas M. Hultquist
Chair of the Board	President and Chief Executive Officer

Moline, Illinois
April 1, 2016

ALL STOCKHOLDERS ARE URGED TO
RETURN THEIR PROXIES PROMPTLY

66

Appendix A

qcr holdings, Inc.

2016 Equity Incentive Plan

Article 1
INTRODUCTION

Section 1.1             Purpose, Effective Date and Term. The purpose of this QCR Holdings, Inc. 2016 Equity Incentive Plan is to promote the long-term financial success of QCR Holdings, Inc. and its Subsidiaries by providing a means to attract, retain and reward individuals who can and do contribute to such success, and to further align their interests with those of the Stockholders. The “Effective Date” of the Plan is May 13, 2016, the date of the approval of the Plan by the Stockholders. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted after the 10-year anniversary of the Effective Date.

Section 1.2             Participation. Each employee and director of, and service provider (with respect to which issuances of securities may be registered under Form S-8) to, the Company and each Subsidiary who is granted, and currently holds, an Award in accordance with the provisions of the Plan shall be a “Participant” in the Plan. Award recipients shall be limited to employees and directors of, and service providers (with respect to which issuances of securities may be registered under Form S-8) to, the Company and its Subsidiaries; provided, however, that an Award may be granted to an individual prior to the date on which he or she first performs services as an employee, director or service provider, provided that such Award does not become vested prior to the date such individual commences such services.

Section 1.3             Definitions. Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Article 8).

Article 2
Awards

Section 2.1             General. Any Award may be granted singularly, in combination with another Award (or Awards), or in tandem whereby the exercise or vesting of one Award held by a Participant cancels another Award held by the Participant. Each Award shall be subject to the provisions of the Plan and such additional provisions as the Committee may provide with respect to such Award and as may be evidenced in the Award Agreement. Subject to the provisions of Section 3.4(b), an Award may be granted as an alternative to or replacement of an existing award under the Plan, any other plan of the Company or a Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or a Subsidiary, including the plan of any entity acquired by the Company or a Subsidiary. The types of Awards that may be granted include the following:

(a)               Stock Options. A stock option represents the right to purchase Shares at an exercise price established by the Committee. Any stock option granted under the Plan shall be a nonqualified stock option. No stock options that are intended to satisfy the requirements applicable to “incentive stock options” described in Code Section 422(b) shall be granted under the Plan.

(b)               Stock Appreciation Rights. A stock appreciation right (an “SAR”) is a right to receive, in cash, Shares or a combination of both (as shall be reflected in the respective Award Agreement), an amount equal to or based upon the excess of (i) the Fair Market Value at the time of exercise of the SAR over (ii) an exercise price established by the Committee.

(c)                Stock Awards. A stock award is a grant of Shares or a right to receive Shares (or their cash equivalent or a combination of both, as shall be reflected in the respective Award Agreement) in the future, excluding Awards designated as stock options, SARs or cash incentive awards by the Committee. Such Awards may include bonus shares, performance shares, performance units, restricted stock, restricted stock units or any other equity-based Award as determined by the Committee.

(d)               Cash Incentive Awards. A cash incentive award is the grant of a right to receive a payment of cash (or Stock having a value equivalent to the cash otherwise payable, excluding Awards designated as stock options, SARs or stock awards by the Committee, all as shall be reflected in the respective Award Agreement), determined on an individual basis or as an allocation of an incentive pool that is contingent on the achievement of performance objectives established by the Committee.

Section 2.2             Exercise of Stock Options and SARs. A stock option or SAR shall be exercisable in accordance with such provisions as may be established by the Committee; provided, however, that a stock option or SAR shall expire no later than 10 years after its grant date. The exercise price of each stock option and SAR shall be not less than 100% of the Fair Market Value on the grant date (or, if greater, the par value of a Share); provided, however, that to the extent permitted under Code Section 409A, and subject to Section 3.4(b), the exercise price may be higher or lower in the case of stock options and SARs granted in replacement of existing awards held by an employee, director or service provider granted by an acquired entity. The payment of the exercise price of a stock option shall be by cash or, subject to limitations imposed by applicable law, by any of the following means unless otherwise determined by the Committee from time to time: (a) by tendering, either actually or by attestation, Shares acceptable to the Committee and valued at Fair Market Value as of the day of exercise; (b) by irrevocably authorizing a third party, acceptable to the Committee, to sell Shares acquired upon exercise of the stock option and to remit to the Company no later than the third business day following exercise of a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; (c) by payment through a net exercise such that, without the payment of any funds, the Participant may exercise the option and receive the net number of Shares equal in value to (i) the number of Shares as to which the option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value (on the date of exercise) less the exercise price, and the denominator of which is such Fair Market Value (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); (d) by personal, certified or cashiers’ check; (e) by other property deemed acceptable by the Committee or (f) by any combination thereof.

Section 2.3             Performance-Based Compensation. Any Award that is intended to be Performance-Based Compensation shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee. The grant of any Award and the establishment of performance measures that are intended to be Performance-Based Compensation shall occur during the period required under Code Section 162(m).

(a)               Performance Measures. The performance measures described in this Section 2.3 may be based on any one or more of the following: earnings (e.g., earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; and earnings per share; each as may be defined by the Committee); financial return ratios (e.g., return on investment; return on invested capital; return on equity; and return on assets; each as may be defined by the Committee); “Texas ratio”; expense ratio; efficiency ratio; increase in revenue, operating or net cash flows; cash flow return on investment; total stockholder return; market share; net operating income, operating income or net income; debt load reduction; loan and lease losses; expense management; economic value added; stock price; book value; overhead; assets; asset quality level; charge offs; loan loss reserves; loans; deposits; nonperforming assets; growth of loans, deposits, or assets; interest sensitivity gap levels; regulatory compliance; improvement of financial rating; achievement of balance sheet or income statement objectives; improvements in capital structure; profitability; profit margins; budget comparisons or strategic business objectives, consisting of one or more objectives based on meeting specific cost targets, business expansion goals and goals relating to acquisitions or divestitures. Performance measures may be based on the performance of the Company as a whole or of any one or more Subsidiaries, business units or financial reporting segments of the Company or a Subsidiary, or any combination thereof, and may be measured relative to a peer group, an index or a business plan.

(b)               Partial Achievement. An Award may provide that partial achievement of the performance measures may result in payment or vesting based upon the degree of achievement. In addition, partial achievement of performance measures shall apply toward a Participant’s individual limitations as set forth in Section 3.3.

(c)                Extraordinary Items. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report: (i) extraordinary, unusual or nonrecurring items of gain or loss, including non-cash refinancing charges; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; (iv) mergers or acquisitions; and (v) such other items permitted from time to time hereafter under the regulations promulgated under Code Section 162(m). To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(d)               Adjustments. Pursuant to this Section 2.3, in certain circumstances the Committee may adjust performance measures; provided, however, that no adjustment may be made with respect to an Award that is intended to be Performance-Based Compensation, except to the extent the Committee exercises such negative discretion as is permitted under Code Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or a Subsidiary conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may (i) adjust, change or eliminate the performance measures or change the applicable performance period or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

Section 2.4             Dividends and Dividend Equivalents. Any Award may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Shares subject to the Award, which payments may be made currently or credited to an account for the Participant, may be settled in cash or Shares and may be subject to terms or provisions similar to the underlying Award.

Section 2.5             Forfeiture of Awards. Unless specifically provided to the contrary in an Award Agreement, upon notification of Termination of Service for Cause, any outstanding Award held by a Participant, whether vested or unvested, shall terminate immediately, such Award shall be forfeited and the Participant shall have no further rights thereunder.

Section 2.6             Deferred Compensation. The Plan is, and all Awards are, intended to be exempt from (or, in the alternative, to comply with) Code Section 409A, and each shall be construed, interpreted and administered accordingly. The Company does not guarantee that any benefits that may be provided under the Plan will satisfy all applicable provisions of Code Section 409A. If any Award would be considered “deferred compensation” under Code Section 409A, the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the applicable Award Agreement, without the consent of the Participant, to avoid the application of, or to maintain compliance with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award shall be deemed to constitute the Participant’s acknowledgment of, and consent to, the rights of the Committee under this Section 2.6, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of the Plan or pursuant to an Award Agreement shall not be applicable to an Award that is determined to constitute deferred compensation, if such discretionary authority would contravene Code Section 409A.

Article 3
Shares Subject to Plan

Section 3.1             Available Shares. The Shares with respect to which Awards may be granted shall be Shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including Shares purchased in the open market or in private transactions.

Section 3.2             Share Limitations.

(a)               Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of Shares that may be delivered under the Plan shall be 400,000 Shares plus that number of shares remaining available for grant under the Prior Plan as of the date of shareholder approval of the Plan as well as any Shares that are covered under a Prior Plan award that otherwise would become available for reuse under the Prior Plan, as provided in Section 3.2(b)(v), due to forfeiture, expiration, cancellation or the like. The maximum number of Shares available for delivery under the Plan and the number of Shares subject to outstanding Awards shall be subject to adjustment as provided in Section 3.4. As of the Effective Date, no further awards shall be granted under the Prior Plan.

(b)               Reuse of Shares.

(i)                 To the extent any Shares covered by an Award are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited, canceled or settled in cash, such Shares shall not be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan and shall again become eligible for delivery under the Plan.

(ii)               With respect to SARs that are settled in Shares, only Shares actually delivered shall be counted for purposes of determining the maximum number of Shares available for delivery under the Plan.

(iii)             If the exercise price of any stock option granted under the Plan is satisfied by tendering Shares to the Company (whether by actual delivery or by attestation and whether or not such surrendered Shares were acquired pursuant to an Award) or by the net exercise of the Award, only the number of Shares delivered net of the Shares tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

(iv)             If the withholding tax liabilities arising from an Award or, following the Effective Date, an award under the Prior Plan, are satisfied by the tendering of Shares to the Company (whether by actual delivery or by attestation and whether or not such tendered Shares were acquired pursuant to an Award) or by the withholding of or reduction of Shares by the Company, such Shares shall not be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan and shall again become eligible for delivery under the Plan.

(v)               Following the Effective Date, any Shares that are covered under a Prior Plan award that otherwise would become available for reuse under the Prior Plan due to forfeiture, expiration, cancellation or the like shall instead become available for delivery under the Plan.

Section 3.3             Limitations on Grants to Individuals. The following limitations shall apply with respect to Awards:

(a)               Stock Options and SARs. The maximum number of Shares that may be subject to stock options or SARs granted to any one Participant during any calendar year that are intended to be Performance-Based Compensation, and then only to the extent that such limitation is required by Code Section 162(m), shall be 60,000. The maximum number of Shares that may be subject to stock options or SARs granted to any one Director Participant during any calendar year shall be 5,000. For purposes of this Section 3.3(a), if a stock option is granted in tandem with an SAR, such that the exercise of the option or SAR with respect to a Share cancels the tandem SAR or option right, respectively, with respect to such Share, the tandem option and SAR rights with respect to each Share shall be counted as covering one Share for purposes of applying the limitations of this Section 3.3(a).

(b)               Stock Awards. The maximum number of Shares that may be subject to stock awards that are granted to any one Participant during any calendar year and are intended to be Performance-Based Compensation, and then only to the extent that such limitation is required by Code Section 162(m), shall be 25,000. The maximum number of Shares that may be subject to stock awards that are granted to any one Director Participant during any calendar year shall be 2,000.

(c)                Cash Incentive Awards and Stock Awards Settled in Cash. The maximum dollar amount that may be payable to any one Participant pursuant to cash incentive awards and cash-settled stock awards that are granted to any one Participant during any calendar year and are intended to be Performance-Based Compensation, and then only to the extent that such limitation is required by Code Section 162(m), shall be $1,000,000. The maximum dollar amount that may be payable to any one Director Participant pursuant to cash incentive awards and cash-settled stock awards that are granted to any one Director Participant during any calendar year shall be $50,000.

(d)               Dividends, Dividend Equivalents and Earnings. For purposes of determining whether an Award is intended to be qualified as Performance-Based Compensation under the foregoing limitations of this Section 3.3, (i) the right to receive dividends and dividend equivalents with respect to any Award that is not yet vested shall be treated as a separate Award, and (ii) if the delivery of any Shares or cash under an Award is deferred, any earnings, including dividends and dividend equivalents, shall be disregarded.

(e)                Partial Performance. Notwithstanding the preceding provisions of this Section 3.3, if in respect of any performance period or restriction period, the Committee grants to a Participant Awards having an aggregate dollar value and/or number of Shares less than the maximum dollar value and/or number of Shares that could be paid or awarded to such Participant based on the degree to which the relevant performance measures were attained, the excess of such maximum dollar value and/or number of Shares over the aggregate dollar value and/or number of Shares actually subject to Awards granted to such Participant shall be carried forward and shall increase the maximum dollar value and/or the number of Shares that may be awarded to such Participant in respect of the next performance period or restriction period in respect of which the Committee grants to such Participant an Award intended to qualify as Performance-Based Compensation, subject to adjustment pursuant to Section 3.4.

Section 3.4             Corporate Transactions; No Repricing.

(a)               Adjustments. To the extent permitted under Code Section 409A, to the extent applicable, in the event of a corporate transaction involving the Company or the Shares (including any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), all outstanding Awards, the number of Shares available for delivery under the Plan under Section 3.2 and each of the specified limitations set forth in Section 3.3 shall be adjusted automatically to proportionately and uniformly reflect such transaction (but only to the extent that such adjustment will not negatively affect the status of an Award intended to qualify as Performance-Based Compensation, if applicable); provided, however, that, subject to Section 3.4(b), the Committee may otherwise adjust Awards (or prevent such automatic adjustment) as it deems necessary, in its sole discretion, to preserve the benefits or potential benefits of the Awards and the Plan. Action by the Committee under this Section 3.4(a) may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding stock options and SARs; and (iv) any other adjustments that the Committee determines to be equitable (which may include (A) replacement of an Award with another award that the Committee determines has comparable value and that is based on stock of a company resulting from a corporate transaction, and (B) cancellation of an Award in return for cash payment of the current value of the Award, determined as though the Award were fully vested at the time of payment, provided that in the case of a stock option or SAR, the amount of such payment shall be the excess of the value of the stock subject to the option or SAR at the time of the transaction over the exercise price, and provided, further, that no such payment shall be required in consideration for the cancellation of the Award if the exercise price is greater than the value of the stock at the time of such corporate transaction).

(b)               No Repricing. Notwithstanding any provision of the Plan to the contrary, no adjustment or reduction of the exercise price of any outstanding stock option or SAR in the event of a decline in Stock price shall be permitted without approval by the Stockholders or as otherwise expressly provided under Section 3.4(a). The foregoing prohibition includes (i) reducing the exercise price of outstanding stock options or SARs, (ii) cancelling outstanding stock options or SARs in connection with the granting of stock options or SARs with a lower exercise price to the same individual, (iii) cancelling stock options or SARs with an exercise price in excess of the current Fair Market Value in exchange for a cash or other payment, and (iv) taking any other action that would be treated as a repricing of a stock option or SAR under the rules of the primary securities exchange or similar entity on which the Shares are listed.

Section 3.5             Delivery of Shares. Delivery of Shares or other amounts under the Plan shall be subject to the following:

(a)               Compliance with Applicable Laws. Notwithstanding any provision of the Plan to the contrary, the Company shall have no obligation to deliver any Shares or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws and the applicable requirements of any securities exchange or similar entity.

(b)               No Certificates Required. To the extent that the Plan provides for the delivery of Shares, the delivery may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any securities exchange or similar entity.

Article 4
Change in Control

Section 4.1             Consequence of a Change in Control. Subject to the provisions of Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or in any Award Agreement, at the time of a Change in Control:

(a)               Subject to any forfeiture and expiration provisions otherwise applicable to the respective Awards, all stock options and SARs under the Plan then held by the Participant shall become fully exercisable immediately if, and all stock awards and cash incentive awards under the Plan then held by the Participant shall become fully earned and vested immediately if, (i) the Plan and the respective Award Agreements are not the obligations of the entity, whether the Company, a successor thereto or an assignee thereof, that conducts following a Change in Control substantially all of the business conducted by the Company and its Subsidiaries immediately prior to such Change in Control or (ii) the Plan and the respective Award Agreements are the obligations of the entity, whether the Company, a successor thereto or an assignee thereof, that conducts following a Change in Control substantially all of the business conducted by the Company and its Subsidiaries immediately prior to such Change in Control and the Participant incurs a Termination of Service without Cause or by the Participant for Good Reason following such Change in Control.

(b)               Notwithstanding the foregoing provisions of this Section 4.1, if the vesting of an outstanding Award is conditioned upon the achievement of performance measures, then such vesting shall be subject to the following:

(i)                 If, at the time of the Change in Control, the established performance measures are less than 50% attained (as determined in the sole discretion of the Committee, but in any event, based pro rata in accordance with time lapsed through the date of the Change in Control in the event of any period-based performance measures), then such Award shall become vested and exercisable on a fractional basis with the numerator being equal to the percentage of attainment and the denominator being 50% upon the Change in Control.

(ii)               If, at the time of the Change in Control, the established performance measures are at least 50% attained (as determined in the sole discretion of the Committee, but in any event based pro rata in accordance with time lapsed through the date of the Change in Control in the event of any period-based performance measures), then such Award shall become fully earned and vested immediately upon the Change in Control.

Section 4.2             Definition of Change in Control.

(a)               For purposes of the Plan, “Change in Control” means the first to occur of the following:

(i)                 The consummation of the acquisition by any “person” (as such term is defined in Section 13(d) or 14(d) of the Exchange Act) of “beneficial ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 33% or more of the combined voting power of the then outstanding Voting Securities of the Company;

(ii)               During any 12-month period, the individuals who, as of the Effective Date, are members of the Board cease for any reason to constitute a majority of the Board, unless either the election of or the nomination for election by the Stockholders of any new director was approved by a vote of a majority of the Board, in which case such new director shall for purposes of this Plan be considered as a member of the Board; or

(iii)             The consummation by the Company of (i) a merger, consolidation or other similar transaction if the Stockholders immediately before such merger, consolidation or other similar transaction do not, as a result of such merger, consolidation or other similar transaction, own, directly or indirectly, more than 50% of the combined voting power of the then outstanding Voting Securities of the entity resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the Voting Securities of the Company outstanding immediately before such merger or consolidation or (ii) a complete liquidation or dissolution or an agreement for the sale or other disposition of two-thirds or more of the consolidated assets of the Company.

(b)                Notwithstanding any provision in the foregoing definition of Change in Control to the contrary, a Change in Control shall not be deemed to occur solely because 33% or more of the combined voting power of the then outstanding securities of the Company are acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of the entity or (ii) any corporation that, immediately prior to such acquisition, is owned directly or indirectly by the Stockholders in the same proportion as their ownership of Stock immediately prior to such acquisition.

(c)                Further notwithstanding any provision in the foregoing definition of Change in Control to the contrary, in the event that any Award constitutes deferred compensation, and the settlement of, or distribution of benefits under such Award is to be triggered by a Change in Control, then such settlement or distribution shall be subject to the event constituting the Change in Control also constituting a “change in control event” under Code Section 409A.

Article 5
Committee

Section 5.1             Administration. The authority to control and manage the operation and administration of the Plan shall be vested in the Committee in accordance with this Article 5. The Committee shall be selected by the Board, provided that the Committee shall consist of two or more members of the Board, each of whom is a “non-employee director” (within the meaning of Rule 16b-3 promulgated under the Exchange Act), an “outside director” (within the meaning of Code Section 162(m)) and an “independent director” (within the meaning of the rules of the securities exchange which then constitutes the principal listing for the Stock). Subject to the applicable rules of any securities exchange or similar entity, if the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

Section 5.2             Powers of Committee. The Committee’s administration of the Plan shall be subject to the other provisions of the Plan and the following:

(a)               The Committee shall have the authority and discretion to select from among the Company’s and the Subsidiary’s employees, directors and service providers those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of Shares covered by the Awards, to establish the terms of Awards, to cancel or suspend Awards and to reduce or eliminate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.

(b)               In the event that the Committee determines that it is advisable to grant Awards that do not qualify for the exception for Performance-Based Compensation from the tax deductibility limitations of Code Section 162(m), the Committee may grant such Awards without satisfying the requirements of Code Section 162(m).

(c)                The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(d)               The Committee shall have the authority to define terms not otherwise defined in the Plan.

(e)                Any interpretation of the Plan by the Committee and any decision made by it under the Plan shall be final and binding on all persons.

(f)                 In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and bylaws of the Company and to all applicable law.

Section 5.3             Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of any securities exchange or similar entity or the Plan or the charter of the Committee, or as necessary to comply with the exemptive provisions of Rule 16b-3 of the Exchange Act or of Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers under the Plan to any person or persons selected by it. The acts of such delegates shall be treated under the Plan as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4             Information to be Furnished to Committee. As may be permitted by applicable law, the Company and each Subsidiary shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties under the Plan. The records of the Company and each Subsidiary as to an employee’s or Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive with respect to all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan shall furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5             Expenses and Liabilities. All expenses and liabilities incurred by the Committee in the administration and interpretation of the Plan or any Award Agreement shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration and interpretation of the Plan, and the Company, and its officers and directors, shall be entitled to rely upon the advice, opinions and valuations of any such persons.

Article 6
Amendment and Termination

Section 6.1             General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement; provided, however, that no amendment or termination may (except as provided in Section 2.6, Section 3.4 and Section 6.2), in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), impair the rights of any Participant or beneficiary under any Award granted prior to the date such amendment or termination is adopted by the Board; and provided, further, that no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities that may be delivered under the Plan other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) immediately above is approved by the Stockholders.

Section 6.2             Amendment to Conform to Law. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or the Award Agreement to any applicable law. By accepting an Award, the Participant shall be deemed to have acknowledged and consented to any amendment to an Award made pursuant to this Section 6.2, Section 2.6 or Section 3.4 without further consideration or action.

Article 7
General Terms

Section 7.1             No Implied Rights.

(a)               No Rights to Specific Assets. No person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary, including any specific funds, assets, or other property that the Company or a Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Shares or amounts, if any, distributable in accordance with the provisions of the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan or an Award Agreement shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to provide any benefits to any person.

(b)               No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant shall not give any person the right to be retained in the service of the Company or a Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the Plan. No individual shall have the right to be selected to receive an Award, or, having been so selected, to receive a future Award.

(c)                No Rights as a Stockholder. Except as otherwise provided in the Plan, no Award shall confer upon the holder thereof any rights as a Stockholder prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2             Transferability. Except as otherwise provided by the Committee, Awards are not transferable except as designated by the Participant by will or by the laws of descent and distribution or pursuant to a domestic relations order. The Committee shall have the discretion to permit the transfer of Awards; provided, however, that such transfers shall be limited to immediate family members of Participants, trusts, partnerships, limited liability companies and other entities that are permitted to exercise rights under Awards in accordance with Form S-8 established for the primary benefit of such family members; and provided, further, that such transfers shall not be made for value to the Participant.

Section 7.3             Designation of Beneficiaries. A Participant hereunder may file with the Company a designation of a beneficiary or beneficiaries under the Plan and may from time to time revoke or amend any such designation. Any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant in which case the Company, the Committee and the members thereof shall not have any further liability to anyone.

Section 7.4             Non-Exclusivity. Neither the adoption of the Plan by the Board nor the submission of the Plan to the Stockholders for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including the granting of restricted stock, stock options or other equity awards otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5             Award Agreement. Each Award shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be made available to the Participant, and the Committee may require that the Participant sign a copy of the Award Agreement.

Section 7.6             Form and Time of Elections. Unless otherwise specified in the Plan, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such terms or conditions, not inconsistent with the provisions of the Plan, as the Committee may require.

Section 7.7             Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information that the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8             Tax Withholding. All distributions under the Plan shall be subject to withholding of all applicable taxes and the Committee may condition the delivery of any Shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. Except as otherwise provided by the Committee, such withholding obligations may be satisfied (a) through cash payment by the Participant; (b) through the surrender of Shares that the Participant already owns or (c) through the surrender of Shares to which the Participant is otherwise entitled under the Plan; provided, however, that except as otherwise specifically provided by the Committee, such Shares under clause (c) may not be used to satisfy more than the Company’s minimum statutory withholding obligation.

Section 7.9             Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company.

Section 7.10         Indemnification. To the fullest extent permitted by law, each person who is or shall have been a member of the Committee or the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an employee of the Company shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her (provided that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf), unless such loss, cost, liability or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.11         No Fractional Shares. Unless otherwise permitted by the Committee, no fractional Shares shall be delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Shares or other property shall be delivered or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.12         Governing Law. The Plan, all Awards, and all actions taken in connection herewith and therewith shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws, except as superseded by applicable federal law.

Section 7.13         Benefits Under Other Plans. Except as otherwise provided by the Committee, Awards granted to a Participant (including the grant and the receipt of benefits) shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any qualified retirement plan, nonqualified plan and any other benefit plan maintained by the Participant’s employer.

Section 7.14         Validity. If any provision of the Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if such illegal or invalid provision had never been included in the Plan.

Section 7.15         Notice. Unless provided otherwise in an Award Agreement or policy adopted from time to time by the Committee, all communications to the Company provided for in the Plan, or any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile or prepaid overnight courier to the Company at the address set forth below:

QCR Holdings, Inc.

3551 Seventh Street

Moline, Illinois

Facsimile: (309) 736-3149

Such communications shall be deemed given:

(a)               In the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)               In the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

(c)                In the case of facsimile, the date upon which the transmitting party receives confirmation of receipt by facsimile, telephone or otherwise;

provided, however, that in no event shall any communication be deemed to be given later than the date it is actually received, provided it is actually received. In the event a communication is not received, it shall be deemed received only upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service provider. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s senior human resources officer and corporate secretary.

Section 7.16         Clawback Policy. Any Award, amount or benefit received under the Plan shall be subject to potential cancellation, recoupment, rescission, payback or other similar action in accordance with any applicable Company clawback policy (the “Policy”) or any applicable law. A Participant’s receipt of an Award shall be deemed to constitute the Participant’s acknowledgment of and consent to the Company’s application, implementation and enforcement of (i) the Policy and any similar policy established by the Company that may apply to the Participant, whether adopted prior to or following the making of any Award and (ii) any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation, as well as the Participant’s express agreement that the Company may take such actions as are necessary to effectuate the Policy, any similar policy and applicable law, without further consideration or action.

Section 7.17         Breach of Restrictive Covenants. Except as otherwise provided by the Committee, notwithstanding any provision of the Plan to the contrary, if the Participant breaches a non-competition, non-solicitation, non-disclosure, non-disparagement or other restrictive covenant set forth in an Award Agreement or any other agreement between the Participant and the Company or a Subsidiary, whether during or after the Participant's Termination of Service, in addition to any other penalties or restrictions that may apply under any such agreement, state law, or otherwise, the Participant shall forfeit or pay to the Company:

(a)               Any and all outstanding Awards granted to the Participant, including Awards that have become vested or exercisable;

(b)               Any Shares held by the Participant in connection with the Plan that were acquired by the Participant after the Participant's Termination of Service and within the 12-month period immediately preceding the Participant's Termination of Service;

(c)                The profit realized by the Participant from the exercise of any stock options and SARs that the Participant exercised after the Participant's Termination of Service and within the 12-month period immediately preceding the Participant's Termination of Service, which profit is the difference between the exercise price of the stock option or SAR and the Fair Market Value of any Shares or cash acquired by the Participant upon exercise of such stock option or SAR; and

(d)               The profit realized by the Participant from the sale, or other disposition for consideration, of any Shares received by the Participant in connection with the Plan after the Participant's Termination of Service and within the 12-month period immediately preceding the Participant's Termination of Service and where such sale or disposition occurs in such similar time period.

Article 8
Defined Terms; CONSTRUCTION

Section 8.1             In addition to the other definitions contained in the Plan, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)               “Award” means an award under the Plan.

(b)               “Award Agreement” means the document that evidences the terms and conditions of an Award. Such document shall be referred to as an agreement regardless of whether a Participant’s signature is required.

(c)                “Board” means the Board of Directors of the Company.

(d)               If the Participant is subject to an employment agreement (or other similar agreement) with the Company or a Subsidiary that provides a definition of termination for “cause” (or the like), then, for purposes of the Plan, the term “Cause” has the meaning set forth in such agreement; and in the absence of such a definition, “Cause” means (i) any act of (A) fraud or intentional misrepresentation or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or a Subsidiary, (ii) willful violation of any law, rule or regulation in connection with the performance of a Participant’s duties to the Company or a Subsidiary (other than traffic violations or similar offenses), (iii) with respect to any employee of the Company or a Subsidiary, commission of any act of moral turpitude or conviction of a felony or (iv) the willful or negligent failure of the Participant to perform the Participant’s duties to the Company or a Subsidiary in any material respect.

Further, the Participant shall be deemed to have terminated for Cause if, after the Participant’s Termination of Service, facts and circumstances arising during the course of the Participant’s employment with the Company are discovered that would have constituted a termination for Cause.

Further, all rights a Participant has or may have under the Plan shall be suspended automatically during the pendency of any investigation by the Board or its designee or during any negotiations between the Board or its designee and the Participant regarding any actual or alleged act or omission by the Participant of the type described in the applicable definition of “Cause.”

(e)                “Change in Control” has the meaning ascribed to it in Section 4.2.

(f)                 “Code” means the Internal Revenue Code of 1986.

(g)               “Committee” means the Committee acting under Article 5, and in the event a Committee is not currently appointed, the Board.

(h)               “Company” means QCR Holdings, Inc., a Delaware corporation.

(i)                 “Director Participant” means a Participant who is a member of the Board or the board of directors of a Subsidiary.

(j)                 “Disability” means the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or last for a continuous period of not less than 12 months, or is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident or health plan covering the Company’s or a Subsidiary’s employees.

(k)               “Effective Date” has the meaning ascribed to it in Section 1.1.

(l)                 “Exchange Act” means the Securities Exchange Act of 1934.

(m)             “Fair Market Value” means, as of any date, the officially-quoted closing selling price of the Shares on such date on the principal national securities exchange on which Shares are listed or admitted to trading or, if there have been no sales with respect to Shares on such date, or if the Shares are not so listed or admitted to trading, the Fair Market Value shall be the value established by the Committee in good faith and, to the extent required, in accordance with Code Sections 422 and 409A.

(n)               If the Participant is subject to an employment agreement (or other similar agreement) with the Company or a Subsidiary that provides a definition of termination for “good reason” (or the like), then, for purposes of the Plan, the term “Good Reason” has the meaning set forth in such agreement; and in the absence of such a definition, “Good Reason” means the occurrence of any one of the following events, unless the Participant agrees in writing that such event shall not constitute Good Reason:

(i)                 A material, adverse change in the nature, scope or status of the Participant’s position, authorities or duties from those in effect immediately prior to the applicable Change in Control;

(ii)               A material reduction in the Participant’s aggregate compensation or benefits in effect immediately prior to the applicable Change in Control; or

(iii)             Relocation of the Participant’s primary place of employment of more than 50 miles from the Participant’s primary place of employment immediately prior to the applicable Change in Control, or a requirement that the Participant engage in travel that is materially greater than prior to the applicable Change in Control.

Notwithstanding any provision of this definition to the contrary, prior to the Participant’s Termination of Service for Good Reason, the Participant must give the Company written notice of the existence of any condition set forth in clause (i) – (iii) immediately above within 90 days of its initial existence and the Company shall have 30 days from the date of such notice in which to cure the condition giving rise to Good Reason, if curable. If, during such 30-day period, the Company cures the condition giving rise to Good Reason, the condition shall not constitute Good Reason. Further notwithstanding any provision of this definition to the contrary, in order to constitute a termination for Good Reason, such termination must occur within 12 months of the initial existence of the applicable condition.

(o)               “Form S-8” means a Registration Statement on Form S-8 promulgated by the U.S. Securities and Exchange Commission or any successor form thereto.

(p)               “Participant” has the meaning ascribed to it in Section 1.2.

(q)               “Performance-Based Compensation” has the meaning ascribed to it in Code Section 162(m).

(r)                “Plan” means the QCR Holdings, Inc. 2016 Equity Incentive Plan.

(s)                “Policy” has the meaning ascribed to it in Section 7.16.

(t)                 “Prior Plan” means the QCR Holdings, Inc. 2013 Equity Incentive Plan.

(u)               “SAR” has the meaning ascribed to it in Section 2.1(b).

(v)               “Securities Act” means the Securities Act of 1933.

(w)              “Share” means a share of Stock.

(x)               “Stockholders” means the stockholders of the Company.

(y)               “Stock” means the common stock of the Company, no par value per share.

(z)                “Subsidiary” means any corporation or other entity that would be a “subsidiary corporation” as defined in Code Section 424(f) with respect to the Company.

(aa)           “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an employee and director of, and service provider to, the Company and each Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)                 The Participant’s cessation as an employee or service provider shall not be deemed to occur by reason of the Participant’s being on a leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s services.

(ii)               If, as a result of a sale or other transaction, the Subsidiary for whom the Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an employee or director of, or service provider to, the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing services.

(iii)             A service provider, other than an employee or director, whose services to the Company or a Subsidiary are governed by a written agreement with such service provider shall cease to be a service provider at the time the provision of service under such written agreement ends (without renewal); and such a service provider whose services to the Company or a Subsidiary are not governed by a written agreement with the service provider shall cease to be a service provider on the date that is 90 days after the date the service provider last provides services requested by the Company or a Subsidiary.

(iv)             Notwithstanding the foregoing, in the event that any Award constitutes deferred compensation, the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “separation from service” as defined under Code Section 409A.

(bb)           “Voting Securities” means any securities that ordinarily possess the power to vote in the election of directors without the happening of any precondition or contingency.

Section 8.2             In the Plan, unless otherwise stated, the following uses apply:

(a)               Actions permitted under the Plan may be taken at any time in the actor’s reasonable discretion;

(b)               References to a statute shall refer to the statute and any amendments and any successor statutes, and to all regulations promulgated under or implementing the statute, as amended, or its successors, as in effect at the relevant time;

(c)                In computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”;

(d)               References to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)                Indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company;

(f)                 The words “include,” “includes” and “including” mean “include, without limitation,” “includes, without limitation” and “including, without limitation,” respectively;

(g)               All references to articles and sections are to articles and sections in the Plan;

(h)               All words used shall be construed to be of such gender or number as the circumstances and context require;

(i)                 The captions and headings of articles and sections appearing in the Plan have been inserted solely for convenience of reference and shall not be considered a part of the Plan, nor shall any of them affect the meaning or interpretation of the Plan or any of its provisions;

(j)                 Any reference to an agreement, plan, policy, document or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, document or set of documents, shall mean such agreement, plan, policy, document or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)               All accounting terms not specifically defined in the Plan shall be construed in accordance with GAAP.

Appendix B

FIRST AMENDMENT TO AMENDED AND RESTATED RIGHTS AGREEMENT

This First Amendment (this “Amendment”), dated as of February 11, 2016, to the Amended and Restated Rights Agreement, effective as of May 7, 2013, is entered into between QCR Holdings, Inc., a Delaware corporation (the “Company”), and Quad City Bank & Trust Company, an Iowa state chartered bank headquartered in Bettendorf, Iowa, as Rights Agent (the “Rights Agent”).

RECITALS

WHEREAS, on May 7, 2013, the parties hereto entered into that certain Amended and Restated Rights Agreement (the “Rights Agreement”); all terms used but not otherwise defined herein shall have the meanings ascribed to them in the Rights Agreement;

WHEREAS, the Rights granted pursuant to the Rights Agreement will, pursuant to its terms, expire at the Close of Business on May 1, 2016; and

WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders to amend the Rights Agreement to extend the term of the Rights and to make certain other related amendments.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and pursuant to Section 27 of the Rights Agreement, the parties hereto agree as follows:

AGREEMENT

1.                  Amendments.

(a)                Section 7(a) of the Rights Agreement is hereby amended and restated as follows:

“Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate may, subject to Section 11(a)(ii) hereof and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which the Rights are exercised, at any time which is both after the Distribution Date and prior to the time that is the earliest of (i) the Close of Business on February 11, 2019 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), (iii) the time at which such Rights are exchanged as provided in Section 24 hereof or (iv) if the Company’s stockholders fail to ratify the First Amendment, dated as of February 11, 2016, to this Agreement at the Company’s 2016 annual meeting of stockholders (or any adjournment or postponement thereof), the Close of Business on the first Business Day after such annual meeting (or any adjournment or postponement thereof) (the earliest of (i)-(iv) being herein referred to as the “Expiration Date”).”

(b)               Exhibit A to the Rights Agreement is hereby amended by replacing each reference to “May 7, 2016” contained therein with “February 11, 2019.”

2.                  Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall constitute but one and the same instrument.

3.                  Continuation. Except as amended hereby, the Rights Agreement is hereby ratified and confirmed and shall continue in full force and effect. Any reference to the Rights Agreement in any of the documents, instruments or agreements executed and/or delivered in connection with the Rights Agreement shall be deemed to be references to the Rights Agreement as amended by this Amendment.

4.                  Effectiveness. This Amendment shall become effective when it shall have been executed by the parties set forth below and thereafter shall be binding upon and inure to the benefit of such parties and their respective successors and assigns.

5.                  Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to its laws of conflicts).

[Signature Page Follows]

18

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first above written.

QCR HOLDINGS, Inc.

By:	/s/ Douglas M. Hultquist
Name:	Douglas M. Hultquist
Title:	President and Chief Executive Officer

QUAD city bank & Trust company, as Rights Agent

By:	/s/ John H. Anderson
Name:	John H. Anderson
Title:	President and Chief Executive Officer

3

QCR HOLDINGS, INC.
3551 SEVENTH STREET, SUITE 204
MOLINE, IL 61265
ATTN: SHELLEE SHOWALTER

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

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The Board of Directors recommends you vote FOR the following:

For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. Election of Directors

Nominees

01 Patrick S. Baird 02 Larry J. Helling 03 Douglas M. Hultquist 04 Mark C. Kilmer 05 Linda K. Neuman

02 0000000000

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please indicate if you plan to attend this meeting Yes ☐ No ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000275910_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Form 10-K, Notice & Proxy Statement, Telephone/Internet insert (BR supplied) is/are available at www.proxyvote.com

QCR HOLDINGS, INC.
Annual Meeting of Shareholders
May 13, 2016 at 8:00 AM, local time
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) James J. Brownson and Douglas M. Hultquist, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of QCR HOLDINGS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 8:00 AM, local time, on 5/13/2016, within the lobby of Quad City Bank and Trust Company, located at 3551 Seventh Street, Moline, Illinois 61265 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000275910_2 R1.0.1.25